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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Millennial Media, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MILLENNIAL MEDIA, INC.

2400 Boston Street, Suite 201
Baltimore, Maryland 21224

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 29, 2014

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of MILLENNIAL MEDIA, INC., a Delaware corporation (the "Company"). The meeting will be held on Thursday, May 29, 2014 at 10:00 a.m. local time at The Renaissance New York Times Square Hotel, 714 Seventh Avenue, New York, New York, 10036 for the following purposes:

  1.
  To elect the two nominees for director named herein to hold office until the 2017 Annual Meeting of Stockholders.

  2.
  To approve Amendment No. 1 to the Company's 2012 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 3,000,000 shares.

  3.
  To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014.

  4.
  To conduct any other business properly brought before the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is April 17, 2014. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders' Meeting to Be Held on Thursday, May 29, 2014 at 10:00 a.m. local time at The Renaissance New York Times Square Hotel, 714 Seventh Avenue, New York, New York 10036.

The proxy statement and annual report to stockholders are available at
http://www.astproxyportal.com/ast/17552.

By Order of the Board of Directors
Ho Shin Secretary

Baltimore, Maryland
April 25, 2014

        You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or on the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

MILLENNIAL MEDIA, INC.

2400 BOSTON STREET, SUITE 201
BALTIMORE, MARYLAND 21224

PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 29, 2014

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

        We have sent you these proxy materials because the Board of Directors of Millennial Media, Inc. (sometimes referred to as the "Company" or "Millennial Media") is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

        We intend to mail these proxy materials on or about April 29, 2014 to all stockholders of record entitled to vote at the annual meeting.

How do I attend the annual meeting?

        The meeting will be held on Thursday, May 29, 2014 at 10:00 a.m. local time at The Renaissance New York Times Square Hotel, 714 Seventh Avenue, New York, New York 10036. Directions to the annual meeting may be found at http://www.marriott.com/hotels/maps/travel/nycrt-renaissance-new-york-times-square-hotel/. Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

        Only stockholders of record at the close of business on April 17, 2014 will be entitled to vote at the annual meeting. On this record date, there were 106,898,984 shares of common stock outstanding and entitled to vote.

  Stockholder of Record: Shares Registered in Your Name

        If on April 17, 2014 your shares were registered directly in your name with Millennial Media's transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank or Other Agent

        If on April 17, 2014 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting.

However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

        There are three matters scheduled for a vote:

  •
  Election of two directors to the Board of Directors (the "Board") to serve until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified;

  •
  Approval of Amendment No. 1 to the Company's 2012 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 3,000,000 shares; and

  •
  Ratification of selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014.

What if another matter is properly brought before the meeting?

        The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

        You may either vote "For" all the nominees to the Board or you may "Withhold" your vote for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting.

        The procedures for voting are:

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  •
  To vote over the telephone, dial toll-free 1-800-PROXIES (1-800-776-9437) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. local time on May 28, 2014 to be counted.

  •
  To vote on the Internet, go to http://www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. local time on May 28, 2014 to be counted.

  Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

        If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from Millennial Media. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or on the Internet as instructed by your broker, bank or other agent. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

        We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you owned as of the close of business on April 17, 2014.

What happens if I do not vote?

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or in person at the annual meeting, your shares will not be voted.

  Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

        If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange ("NYSE") deems the particular proposal to be a "routine" matter. Brokers and nominees can use their discretion to vote "uninstructed" shares with respect to matters that are considered to be "routine," but not with respect to "non-routine" matters. Under the rules and interpretations of the NYSE, "non-routine" matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker, bank or other agent may not vote your shares on Proposal 1 or Proposal 2 without your instructions, but may vote your shares on Proposal 3.

What if I return a proxy card or otherwise vote but do not make specific choices?

        If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, "For" the election of both nominees for director, "For" the approval of Amendment No. 1 to the Company's 2012 Equity Incentive Plan to increase the number of shares authorized for issuance under the plan, and "For" the ratification of the selection by the Audit Committee of the Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

        If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

  Stockholder of Record: Shares Registered in Your Name

        Yes.    You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may grant a subsequent proxy by telephone or on the Internet.

  •
  You may send a timely written notice that you are revoking your proxy to Millennial Media's Secretary at 2400 Boston Street, Suite 201, Baltimore, Maryland 21224.

  •
  You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

        Your most recent proxy card or telephone or Internet proxy is the one that will be counted.

  Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

        If your shares are held by your broker, bank as a nominee or other agent, you should follow the instructions provided by your broker, bank or other agent.

When are stockholder proposals and director nominations due for next year's annual meeting?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by December 30, 2014, to Millennial Media's Secretary at 2400 Boston Street, Suite 201, Baltimore, Maryland 21224. If you wish to nominate an individual for election at, or bring business, other than through a stockholder proposal, before the 2015 Annual Meeting of Stockholders, you should deliver your notice to our Secretary at the address above between January 29, 2015 and February 28, 2015. Your notice to the Secretary must set forth information specified in our bylaws, including your name and address and the class and number of shares of our stock which you beneficially own.

        If you propose to bring business before an annual meeting other than a director nomination, your notice must also include, as to each matter proposed, the following: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest you have in such business. If you propose to nominate an individual for election as a director, your notice shall also set forth, as to each person whom you propose to nominate for election as a director, the following: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of our stock which are owned of record and beneficially owned by the person, (iv) the date or dates on which such shares were acquired and the investment intent of such acquisition and (v) any other information concerning the person as would be required to be disclosed in a proxy statement soliciting proxies for the election of that person as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder (including the person's written consent to being named as a nominee and to serving as a director if elected). We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such proposed nominee.

        For more information, and for more detailed requirements, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.2 to our Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission ("SEC") on April 3, 2012.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes "For," "Withhold" and broker non-votes, and, with respect to other proposals, votes "For" and "Against," abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for Proposals 2 and 3 and will have the same effect as "Against" votes. Broker non-votes will have no effect and will not be counted towards the vote total for any proposal.

What are "broker non-votes"?

        As discussed above, when a beneficial owner of shares held in "street name" does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be "non-routine," the broker or nominee cannot vote the shares. These unvoted shares are counted as "broker non-votes."

How many votes are needed to approve each proposal?

        The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	The two nominees receiving the most "For" votes	Withheld votes will have no effect	None
2	Approval of Amendment No. 1 to the Company's 2012 Equity Incentive Plan	"For" votes from the holders of a majority of shares present and entitled to vote	Against	None
3	Ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2014	"For" votes from the holders of a majority of shares present and entitled to vote	Against	None

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 106,898,984 shares outstanding and entitled to vote. Thus, the holders of 53,449,493 shares must be present in person or represented by proxy at the meeting to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairman of the meeting or the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

        The proxy statement and annual report on Form 10-K are available at: http://www.astproxyportal.com/ast/17552.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director's successor is duly elected and qualified.

        The Board presently has ten members. There are three directors in the class whose term of office expires in 2014. One of these directors, George Bell, has not been nominated for re-election at the annual meeting, and his term will expire at the annual meeting. Additionally, one of the directors in the class whose term of office expires in 2015, Jay Markley, has informed the Board of his intent to resign from the Board, effective as of the annual meeting. The Board intends to reduce the authorized number of directors from ten to eight, effective upon the end of the annual meeting.

        Both of the nominees listed below are currently directors of the Company who were previously elected by the stockholders. If elected at the annual meeting, both of these nominees would serve until the 2017 annual meeting and until his successor has been duly elected and qualified, or, if sooner, until the director's death, resignation or removal. It is the Company's policy to invite and encourage directors and nominees for director to attend the annual meeting. One of the Company's then-serving directors attended the 2013 annual meeting of stockholders.

        Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The two nominees receiving the highest number of affirmative votes will be elected. Proxies may not be voted for more than two directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Millennial Media. Each person nominated for election has agreed to serve if elected. The Company's management has no reason to believe that any nominee will be unable to serve.

        The following are brief biographies of each nominee and each director whose term will continue after the annual meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2017 ANNUAL MEETING

Robert P. Goodman, Age 53.

        Mr. Goodman has served as a director of the Company since 2009. He is the founding partner of Bessemer Venture Partners' investment office in Larchmont, New York. Mr. Goodman is also a managing member of Deer Management Co. LLC, the management company for Bessemer Venture Partners' investment funds, including Bessemer Venture Partners VI L.P., Bessemer Venture Partners VI Institutional L.P. and Bessemer Venture Partners Co-Investment L.P. Prior to joining Bessemer in 1998, Mr. Goodman founded and served as the chief executive officer of two privately held telecommunications companies, Celcore and Boatphone, a group of cellular operating companies. Until December 2012, Mr. Goodman served as a member of the board of directors of Broadsoft, Inc., a publicly held technology company. Mr. Goodman also served as a member of the board of directors of BladeLogic, Inc. until March 2008 when BladeLogic was acquired by BMC Software, Inc. Mr. Goodman continues to serve as a member of the board of directors of several private Bessemer portfolio companies. Mr. Goodman received a B.A. degree from Brown University and an M.B.A. degree from Columbia University. The Board believes that Mr. Goodman's experience in working with entrepreneurial companies, and his particular familiarity with technology companies, allow him to make valuable contributions to the Board.

Patrick Kerins, Age 58.

        Mr. Kerins has served as a director of the Company since 2009. Since 2006, Mr. Kerins has been a general partner with New Enterprise Associates, Inc., a venture capital firm. From 1997 to 2006, he was general partner of Grotech Capital Group, a venture capital firm. Prior to Grotech, Mr. Kerins was an investment banker with Alex. Brown & Sons, focusing on high-technology companies. Mr. Kerins currently serves on the boards of directors of ChannelAdvisor Corporation, a publicly held technology provider of cloud-based e-commerce solutions, and a number of privately held companies, and is chairman emeritus of the Mid-Atlantic Venture Association. He received a B.S. degree from Villanova University and an M.B.A. degree from Harvard Business School. The Board believes that Mr. Kerins's broad investment experience in the information technology industry allows him to make valuable contributions to the Board.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" EACH NAMED NOMINEE

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2015 ANNUAL MEETING

Thomas R. Evans, Age 59.

        Mr. Evans has served as a director of the Company since February 2014. Mr. Evans served as the President and Chief Executive Officer of Bankrate, Inc., a publisher, aggregator and distributor of online personal finance content, from 2004 until December 2013. From 1999 to 2003, Mr. Evans served as Chairman and Chief Executive Officer of Official Payments Corp., a processor of consumer credit card payments for governmental entities. From 1998 to 1999, Mr. Evans was President and Chief Executive Officer of GeoCities Inc., a community of personal websites. From 1991 to 1998, Mr. Evans was President and Publisher of U.S. News & World Report. In addition to his duties at U.S. News & World Report, Mr. Evans served as President of The Atlantic Monthly from 1996 to 1998 and as President and Publisher of Fast Company from the launching of the magazine in 1995 until 1998. Mr. Evans also currently serves as a director of the public companies FutureFuel Corp. and Shutterstock, Inc. and within the past five years also served as a director of the public company NaviSite, Inc. Mr. Evans received a Bachelor of Science degree in business administration from Arizona State University. The Board believes that Mr. Evans' extensive experience in the media and internet industries, his previous service as Chief Executive Officer of several public companies, and his business and finance expertise allow him to make valuable contributions to the Board.

Alan MacIntosh, Age 52.

        Mr. MacIntosh has served as a director of the Company since 2006. In 2003, Mr. MacIntosh co-founded, and has since served as managing partner of, Acta Wireless, an investment firm focused on the wireless technology and telecommunications industries. He currently serves as general partner of Real Ventures, a Montreal-based venture fund. In 1997, Mr. MacIntosh co-founded GSM Capital, a global wireless venture fund, and served as senior partner until 2003. Mr. MacIntosh currently serves on the boards of directors of a number of privately held portfolio companies and is also a director of the Mobile Giving Foundation Canada and on the Board of Trustees of the McCord Museum. Mr. MacIntosh received a B.Sc. degree from Heriot-Watt University and an M.B.A. degree from INSEAD. The Board believes that Mr. MacIntosh's extensive international experience working with innovative technology-related businesses allow him to make valuable contributions to the Board.

James A. Tholen, Age 55.

        Mr. Tholen has served as a director of the Company since 2011. He has served as the chief financial officer of Broadsoft, Inc., a publicly held technology company, since 2007. Between 2006 and 2007, Mr. Tholen was engaged in consulting, advisory and investing activities. From 2003 to 2006, Mr. Tholen served as both chief financial officer and chief operating officer at Network Security Technologies, Inc., or NetSec, a managed and professional security services company acquired by MCI, Inc., now part of Verizon. Prior to joining NetSec, he served as chief strategy officer and chief financial officer for CareerBuilder, Inc. and was a member of that company's board of directors. Mr. Tholen received a B.S. degree from Davidson College and an M.B.A. degree from Yale University. The Board believes that Mr. Tholen's industry and finance experience with technology companies, and his particular experience as chief financial officer of a public company, allow him to make valuable contributions to the Board.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2016 ANNUAL MEETING

Michael G. Barrett, Age 51.

        Mr. Barrett has served as our President and Chief Executive Officer and as a director of the Company since January 2014. Mr. Barrett has served as the President of Ichabod Farm Ventures LLC, an internet investment company that he founded, since December 2012. From July 2012 until December 2012, he served as Global Chief Revenue Officer and Executive Vice President at Yahoo! Inc. Prior to Yahoo!, from January 2012 until July 2012, Mr. Barrett served as Director at Google Inc., where he led the integration efforts following Google's acquisition of Admeld Inc., a leading global supply side platform solution for premium publishers. Mr. Barrett previously served as Chief Executive Officer of AdMeld from November 2008 until December 2011. Mr. Barrett has also held senior positions at AOL, Fox Interactive Media and Disney Online. He currently serves on the board of directors of Tremor Video, Inc., a publicly held provider of technology-driven video advertising solutions. Mr. Barrett received a B.A. degree in Economics from College of the Holy Cross. The Board believes that Mr. Barrett's expertise in the digital advertising industry, his experience in working with entrepreneurial companies, his familiarity with technology companies in general and his specific knowledge of our company as our chief executive officer allow him to make valuable contributions to the Board.

Wenda Harris Millard, Age 59.

        Ms. Millard has served as a director of the Company since May 2009. Since April 2009, she has served as president and chief operating officer of MediaLink LLC, a strategic advisory and business development firm that provides counsel to the media, advertising and entertainment industries. From July 2007 to April 2009, she served as president of media for Martha Stewart Living Omnimedia, Inc. and as co-chief executive officer from June 2008 to April 2009. From 2004 to 2007, she also served as a member of the board of directors of Martha Stewart Living Omnimedia. From 2001 to 2007, Ms. Millard was the chief sales officer of Yahoo! Inc. From 2000 to 2001, she was chief internet officer at Ziff Davis Media and president of Ziff Davis Internet. From 1996 to 2000, Ms. Millard was executive vice president and one of the founding members of DoubleClick. Ms. Millard currently serves on the board of directors of Verifone Systems, Inc., a publicly held provider of electronic payment solutions. Ms. Millard received a B.A. degree from Trinity College and an M.B.A. degree from Harvard Business School. The Board believes that Ms. Millard's broad experience in the media and digital advertising industries allow her to make valuable contributions to the Board.

Ross B. Levinsohn, Age 50.

        Mr. Levinsohn has served as a director of the Company since February 2014. Mr. Levinsohn has served as Chief Executive Officer of Guggenheim Digital Media, a subsidiary of Guggenheim Partners, a privately held global financial services firm, since January 2013. Mr. Levinsohn served as interim Chief Executive Officer and President of Yahoo, Inc., from May 2012 until July 2012, as Executive Vice President and Head of Global Media in early May 2012, and as Executive Vice President, Americas from November 2010 to May 2012. He was the co-founder and managing director of Fuse Capital (formerly Velocity Interactive Group), an investment firm focused on digital media and communications, from 2007 to October 2010. From 2000 to 2006, he served in leadership roles at News Corporation, a media and entertainment company, including as President of Fox Interactive Media, Senior Vice President and General Manager of Fox Sports Interactive Media, and Senior Vice President of News Digital Media. Mr. Levinsohn received a Bachelor of Arts degree in broadcast communications from American University. The Board believes that Mr. Levinsohn's expertise in the digital media industry and his experience with technology companies allow him to make valuable contributions to the Board.

BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE

        As required under listing rules of the NYSE, a majority of the members of a listed company's board of directors must qualify as "independent," as affirmatively determined by its board of directors. The Board consults with the Company's counsel to ensure that the Board's determinations are consistent with relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of the NYSE, as in effect from time to time.

        In April 2014, the Board undertook a review of the independence of the directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, and based upon information requested from and provided by each director concerning such director's background, employment and affiliations, including family relationships, the Board has affirmatively determined that each of Ms. Millard and Messrs. Bell, Evans, Kerins, Goodman, Levinsohn, Markley, MacIntosh, and Tholen, representing nine of the Company's ten current directors and seven of the eight directors of the Company continuing after the annual meeting, are independent directors as defined under NYSE listing rules. Mr. Barrett, the Company's President and Chief Executive Officer, is not an independent director by virtue of his employment with the Company.

BOARD LEADERSHIP STRUCTURE

        The Board of Directors of the Company has an independent chair, Mr. Kerins, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board. The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management's performance, increasing management accountability and improving the ability of the Board to monitor whether management's actions are in the best interests of the Company and its shareholders. As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.

ROLE OF THE BOARD IN RISK OVERSIGHT

        One of the Board's key functions is informed oversight of the Company's risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our outsourced internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Typically, the applicable Board committees meet at least annually with the employees responsible for risk management in the committees' respective areas of oversight. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to the Chairman the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

MEETINGS OF THE BOARD OF DIRECTORS

        The Board met nine times during the last fiscal year. Each Board member with the exception of Ms. Millard attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member.

        As required under applicable NYSE listing standards, in fiscal 2013, the Company's independent directors met four times in regularly scheduled executive sessions at which only independent directors were present. As the lead independent director, Mr. Kerins presided over the executive sessions.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

        The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides current membership and meeting information for the year ended December 31, 2013 for each of these Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance
Paul Palmieri
George Bell
Robert Goodman			X
Arun Gupta(1)					X
Patrick Kerins			X	*
Alan MacIntosh	X				X	*
Jay Markley	X
Wenda Harris Millard					X	(2)
James Tholen	X	*			X	(2)
George Zachary(1)					X
Total meetings in fiscal year ended December 31, 2013	9		4		2

*
Committee Chairperson

(1)
Each of Mr. Gupta and Mr. Zachary ceased serving as a director of the Company as of the 2013 annual meeting of stockholders.

(2)
Each of Ms. Millard and Mr. Tholen were appointed as members of the Nominating and Corporate Governance Committee in July 2013.

        Below is a description of each of these committees of the Board.

Audit Committee

        The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company's corporate accounting and financial reporting processes and audits of its financial statements. The Audit Committee consists of three directors, Messrs. Tholen, MacIntosh and Markley, and the Board has determined that each of them satisfies the independence requirements under the NYSE listing standards and Rule 10A-3(b)(1) under the Exchange Act. Mr. Tholen is the chairman of the Audit Committee and the Board has determined that Mr. Tholen is an "audit committee financial expert" as defined by SEC rules and regulations. The Board made a qualitative assessment of Mr. Tholen's level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for a public reporting company. The Audit Committee met nine times during the fiscal year ended December 31, 2013. As described elsewhere in this proxy statement, Mr. Markley has notified the Board of his intent to resign from the Board effective as of the annual meeting. The Company currently anticipates that Mr. Evans will be appointed to the Audit Committee to fill the vacancy created by the resignation of Mr. Markley.

        The principal duties and responsibilities of the Audit Committee include:

  •
  appointing and retaining an independent registered public accounting firm to serve as independent auditor to audit the Company's consolidated financial statements, overseeing the independent auditor's work and determining the independent auditor's compensation;

  •
  approving in advance all audit services and non-audit services to be provided to the Company by the Company's independent auditor;

  •
  establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters;

  •
  reviewing and discussing with management and the Company's independent auditor the results of the annual audit and the independent auditor's review of the Company's quarterly consolidated financial statements; and

  •
  conferring with management and the Company's independent auditor about the scope, adequacy and effectiveness of the Company's internal accounting controls, the objectivity of the Company's financial reporting and the Company's accounting policies and practices.

        A copy of the charter of the Audit Committee can be located on the Company's corporate website at www.millennialmedia.com.

Report of the Audit Committee of the Board of Directors(1)

        The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2013 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board ("PCAOB"). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants' communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm's independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 3, 2014.

Mr. James A. Tholen
Mr. Alan MacIntosh
Mr. John D. Markley, Jr.

Compensation Committee

        The Compensation Committee reviews and determines the compensation of all the Company's executive officers. The Compensation Committee consists of two directors, Messrs. Kerins and Goodman. Each of Messrs. Kerins and Goodman is a non-employee member of the Board, as defined in Rule 16b-3 under the Exchange Act, and an outside director, as that term is defined in Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), and each satisfies the additional independence requirements specific to compensation committee service as set forth in the NYSE listing rules. Mr. Kerins is the chairman of the Compensation Committee. The Board has determined that the composition of the Compensation Committee satisfies the applicable independence requirements under, and the functioning of the Compensation Committee complies with the applicable requirements of, the

(1)
The material in this report is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

NYSE listing rules and SEC rules and regulations. The Compensation Committee met four times during the fiscal year ended December 31, 2013.

        The principal duties and responsibilities of the Compensation Committee include:

  •
  establishing and approving, and making recommendations to the Board regarding, performance goals and objectives relevant to the compensation of the Company's chief executive officer, evaluating the performance of the Company's chief executive officer in light of those goals and objectives and setting, or recommending to the full Board for approval, the chief executive officer's compensation, including incentive-based and equity-based compensation, based on that evaluation;

  •
  setting the compensation of the Company's other executive officers, based in part on recommendations of the chief executive officer;

  •
  exercising administrative authority under the Company's equity incentive plans and employee benefit plans;

  •
  establishing policies and making recommendations to the Board regarding director compensation; and

  •
  if and to the extent required, preparing a compensation committee report on executive compensation as required by the SEC to be included in our annual proxy statements or annual reports on Form 10-K filed with the SEC.

        Typically, the Compensation Committee meets at least quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chairman of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets in executive session from time to time as necessary. Members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company, as well as sole discretion and authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole discretion and authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant's reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor to the compensation committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration six factors, prescribed by the SEC and NYSE, that bear upon the advisor's independence; however, there is no requirement that any advisor be independent.

        As part of its deliberations during 2013, after taking into consideration the six factors prescribed by the SEC and NYSE described above, our Compensation Committee retained Connell & Partners, a national compensation consulting firm, to provide executive compensation advisory services. Specifically, the Compensation Committee engaged Connell to:

  •
  review and recommend any changes to our peer company group composed of public companies with revenues, market capitalization and employee populations comparable to us;

  •
  conduct an executive compensation assessment analyzing the current cash and equity compensation of our executive team against compensation for similarly situated executives at our peer group companies; and

  •
  conduct an assessment of our director compensation and make recommendations relating to changes in our non-employee director compensation program.

        Our management did not have the ability to direct Connell's work, and Connell was not present at the deliberations of our compensation committee.

        Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company's compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee's process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors, and for the appointment of new executives and new directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee's compensation consultant, including analyses of executive and director compensation paid at other companies considered to be comparable to the Company.

        A copy of the charter of the Compensation Committee can be located at the Company's corporate website at www.millennialmedia.com.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee currently consists of three directors, Ms. Millard and Messrs. MacIntosh and Tholen. Mr. MacIntosh is the chairman of the Nominating and Corporate Governance Committee. The Board has determined that the composition of the Nominating and Corporate Governance Committee satisfies the applicable independence requirements under, and the functioning of the Nominating and Corporate Governance Committee complies with the applicable requirements of, NYSE listing requirements and SEC rules and regulations. The Nominating and Corporate Governance Committee met twice during the fiscal year ended December 31, 2013.

        The Nominating and Corporate Governance Committee's responsibilities include:

  •
  assessing the need for new directors and identifying individuals qualified to become directors;

  •
  recommending to the Board the persons to be nominated for election as directors and to each of the Board's committees;

  •
  assessing individual director performance, participation and qualifications;

  •
  developing and recommending to the Board corporate governance principles;

  •
  monitoring the effectiveness of the Board and the quality of the relationship between management and the Board; and

  •
  overseeing an annual evaluation of the Board's performance.

        A copy of the charter of the Nominating and Corporate Governance Committee can be located at the Company's corporate website at www.millennialmedia.com.

        The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company's stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Board considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for purposes of the NYSE listing standards. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote.

        The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee, c/o Millennial Media, Inc., at the following address: 2400 Boston Street, Suite 201, Baltimore, MD 21224, Attn: Secretary. If a stockholder wishes the Committee to consider a director candidate for nomination at an annual meeting of the Company's stockholders, then the recommendation must be provided at least 90 days, but not more than 120 days, prior to the anniversary date of the mailing of the Company's proxy statement for the preceding year's annual meeting of stockholders. Submissions must include the name and address of the stockholder on whose behalf the submission is made, the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the submission, the full name of the proposed candidate, a description of the proposed candidate's business experience for at least the previous five years, complete biographical information for the proposed candidate, and a description of the proposed candidate's qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board or such director c/o Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, MD 21224, Attn: Secretary. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication.

        These communications will be reviewed by the Secretary of the Company, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider communications that contain advertisements or solicitations or are unduly hostile, threatening or similarly inappropriate. All communications directed to the Audit Committee in accordance with the Company's Open Door Policy for Reporting Complaints Regarding Accounting and Auditing Matters that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee.

        Any interested person may, however, communicate directly with the non-management directors. Persons interested in communicating directly with the non-management directors regarding their concerns or issues may do so by addressing correspondence to a particular director, or to the non-management directors generally, in care of Millennial Media, Inc. at 2400 Boston Street, Suite 201, Baltimore, MD 21224. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the Chairman of the Audit, Compensation, or Nominating and Corporate Governance Committee.

CODE OF ETHICS

        The Company has adopted the Millennial Media Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company's website at www.millennialmedia.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

CORPORATE GOVERNANCE GUIDELINES

        In 2012, the Board documented the governance practices followed by the Company by adopting Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company's business operations as needed and to make decisions that are independent of the Company's management. The guidelines are also intended to align the interests of directors and management with those of the Company's stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines were adopted by the Board to, among other things, reflect changes to the NYSE listing standards and SEC rules adopted to implement provisions of the Sarbanes-Oxley Act of 2002. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at www.millennialmedia.com.

PROPOSAL 2

APPROVAL OF AMENDMENT NO. 1 TO THE 2012 EQUITY INCENTIVE PLAN

        We are asking our stockholders to approve an amendment to our 2012 Equity Incentive Plan (the "2012 Plan") at the annual meeting. The 2012 Plan was originally approved by our Board on March 2, 2012 and approved by our stockholders on March 14, 2012. Our Board approved an amendment to the 2012 Plan (the "2014 Share Reserve Increase Amendment") on April 25, 2014, subject to approval by our stockholders.

        We are proposing to amend the 2012 Plan to increase the aggregate number of shares of our common stock that are authorized and available for issuance under the 2012 Plan by 3,000,000 shares.

Overview of the 2012 Plan's Current Share Reserve

        A total of 3,250,000 shares of common stock were initially reserved for issuance under the 2012 Plan at the time it became effective. The 2012 Plan also contains an "evergreen provision," which, since the 2012 Plan's adoption, has provided that the number of shares of common stock available for issuance under the 2012 Plan will automatically increase on January 1 of each calendar year through January 1, 2022, by a number of shares equal to 3.8% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year. Notwithstanding the automatic increase provided for under the evergreen provision, the Board may take action before January 1 to provide that there will be no increase for that year in the number of available shares pursuant to the evergreen provision, or the increase will be for a lesser number of shares than otherwise would occur.

        As a result of the annual evergreen increases that occurred on January 1, 2013 and January 1, 2014, an additional 3,008,951 shares of common stock were added to the 2012 Plan's share reserve as of January 1, 2013, and an additional 4,039,967 shares of common stock were added to the 2012 Plan's share reserve as of January 1, 2014. Accordingly, there are currently a total of 10,298,918 shares of common stock reserved for issuance under the 2012 Plan. A more detailed summary of the utilization of the shares of common stock subject to the 2012 Plan through April 17, 2014 is set forth below in the section entitled "Overhang." As reflected in the chart, as of April 17, 2014, only 2,937,111 shares are available for future grants under the 2012 Plan. If this proposal is approved by our stockholders, an additional 3,000,000 shares of common stock would become immediately available for future awards under the 2012 Plan.

Recent Corporate Developments

        Several recent business developments and other factors have contributed to an increase in the number and size of equity awards by the company under the 2012 Plan during the fourth quarter of 2013 and the first quarter of 2014. First, on August 13, 2013, the company entered into an Agreement and Plan of Reorganization with an unrelated company, Jumptap, Inc., and certain other parties (the "Jumptap Acquisition"). In connection with the Jumptap Acquisition, which closed and became effective on November 6, 2013, the company agreed to assume or continue all outstanding stock options that were held by employees and other service providers of Jumptap under its equity plans (with the exception of any Jumptap stock options that were considered to be "out-of-the-money"), and, at the time of the closing of the Jumptap Acquisition, those outstanding Jumptap options were converted into options entitling the holders to purchase our common stock (the "Assumed Options"). The Assumed Options did not, however, result in any reduction to the number of shares available under the 2012 Plan. Rather, additional shares of our common stock were set aside and reserved to cover the Assumed Options. At the time the Jumptap Acquisition closed, the Assumed Options covered a total of 861,311 shares of common stock.

        Following the closing of the Jumptap Acquisition in November 2013, our compensation committee approved equity awards to certain key and core employees of Jumptap who were continuing employment with the company pursuant to employment agreements, awarding stock options for 469,300 shares and RSUs for 370,000 shares, covering an aggregate total of 839,300 shares under the 2012 Plan. Additionally, in January 2014, our compensation committee approved certain new equity awards to a larger group of legacy Jumptap employees under the 2012 Plan in order to better align the compensation structures for the former employees of Jumptap and the legacy employees of the company, and to provide additional post-closing incentives for the former Jumptap employees. These awards covered a total of 855,117 shares under the 2012 Plan, consisting of 598,935 shares subject to stock options and 256,182 shares subject to RSUs. In the aggregate, awards made under the 2012 Plan to legacy Jumptap employees following the Jumptap Acquisition totaled 1,694,417 shares, including 1,068,235 stock options and 626,192 RSUs.

        Second, in January 2014, the company hired our current chief executive officer, Michael Barrett. Our Board approved a new hire equity award to our chief executive officer under the 2012 Plan on January 25, 2014 that covered 2,000,000 shares of common stock, consisting of an option to purchase 1,500,000 shares of our common stock as well as 500,000 restricted stock units.

        The Board now believes that the 2014 Share Reserve Increase Amendment is necessary to ensure that the number of shares remaining available for issuance under the 2012 Plan is sufficient, in light of our current capitalization, to allow us to continue to attract and retain the services of talented individuals essential to our long-term growth and financial success. We rely significantly on equity incentives in the form of stock and stock option awards to attract and retain key employees, and we believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other employees. An immediate increase to the 2012 Plan's share reserve will address the significant depletion to the 2012 Plan's available share reserve that has occurred as a result of the recent corporate developments discussed above. In particular, an immediate increase to the share reserve will allow the Board the flexibility to make annual equity awards in 2014 to its existing employees based on competitive market conditions and individual performance. The Board historically has approved discretionary annual equity awards on a case-by-case basis throughout the year and expects to receive management recommendations in the coming months.

        The company did not engage a compensation consultant or advisor to provide recommendations regarding the increase to the 2012 Plan's share reserve and the proposed 2014 Share Reserve Increase Amendment.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve the 2014 Share Reserve Increase Amendment to the 2012 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. A copy of the 2012 Plan and the 2014 Share Reserve Increase Amendment is appended to this proxy statement as Appendix A.

        If this Proposal 2 is approved by our stockholders, the 2014 Share Reserve Increase Amendment to the 2012 Plan will become effective upon the date of the annual meeting. In the event that our stockholders do not approve this Proposal 2, the 2014 Share Reserve Increase Amendment will not become effective and the 2012 Plan will continue in its current form.

Overhang

        The following table provides certain additional information regarding our equity incentive program, including awards made under our 2006 Plan, our 2012 Plan, and the Jumptap Plan.

As of April 17, 2014
Total number of shares of common stock subject to outstanding stock options	8,049,926
Total number of shares of common stock subject to outstanding full value awards	1,878,101
Total number of shares of common stock outstanding	106,898,984
Per-share closing price of common stock as reported on the New York Stock Exchange	$6.44
Weighted-average exercise price of outstanding stock options	$5.61
Weighted-average remaining term of outstanding stock options	8.24
Total number of shares of common stock available for grant under the 2012 Equity Incentive Plan	2,937,111
Total number of shares of common stock available for grant under other equity incentive plans	0

Burn Rate

        The following table provides detailed information regarding the activity related to our equity incentive plans, including the 2012 Plan, 2006 Plan, and Jumptap Plan, for fiscal year 2013.

Fiscal Year 2013
Total number of shares of common stock subject to stock options granted	4,632,311
Total number of shares of common stock subject to full value awards granted	1,105,190
Total number of shares of common stock subject to stock options cancelled	479,743
Total number of shares of common stock subject to full value awards cancelled	31,200
Weighted-average shares of common stock outstanding at December 31, 2013	84,029,247
Total number of shares of common stock outstanding at December 31, 2013	106,341,909

        The Company expects to provide annual awards of stock options and RSUs to its executive officers and employees in 2014, but has not completed any projections regarding the size or type of the awards, or the expected recipients. Under the compensation policy applicable to non-employee directors, each of the company's directors received an RSU award covering 13,755 shares of common stock in January 2014.

Description of the 2012 Equity Incentive Plan

        The material features of the 2012 Plan are outlined below. The following description of the 2012 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2012 Plan. Stockholders are urged to read the actual text of the 2012 Plan in its entirety, which is appended to this Proxy Statement as Appendix A.

Purpose

        The 2012 Plan is designed to provide incentives for our employees, directors and consultants to exert maximum efforts for the success of the Company or any affiliate of ours, and to provide a means by which eligible recipients may be given an opportunity to benefit from increases in the value of our common stock. In recent years, we have encountered significant competition for high caliber talent and we believe we must be prepared to offer equity compensation packages that compete with packages offered by our peer group and larger competitors. Therefore, we are asking our stockholders to approve the 2014 Share Reserve Increase Amendment to the 2012 Plan so that we can ensure that we have the most qualified, motivated employees possible to help us grow our business.

        Traditionally, stock options, restricted stock units and restricted stock awards providing for both performance-based and service-based vesting have been the primary focus of our equity program. The potential value of these awards is dependent on our stock price and, with respect to performance-based awards, whether our financial performance goals are met and therefore provide a strong incentive for individuals to work to grow our business and build stockholder value. We continue to believe that these awards are a vital part of our equity program and augment our pay-for-performance principles.

Types of Awards

        The terms of the 2012 Plan provide for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, stock appreciation rights (SARs), restricted stock units (RSUs), other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

        The total number of shares of our common stock available for issuance under the 2012 Plan, as amended by this Proposal 2, would consist of 13,298,918 shares (the "Share Reserve"). This number of shares reserved for issuance consists of (i) 3,250,000 shares, which is the total reserve that our stockholders approved in connection with the adoption of the 2012 Plan on March 14, 2012, (ii) 7,048,918 shares added as part of the annual evergreen increases on January 1, 2013 and January 1, 2014, and (ii) 3,000,000 new shares. On January 1 of each calendar year through January 1, 2022, an additional number of shares of common stock will be added to the Share Reserve as part of the 2012 Plan's existing "evergreen provision" in an amount equal to 3.8% of the total number of shares of common stock issued and outstanding on December 31 of the preceding calendar year.

        As of April 17, 2014, stock options to purchase approximately 8,049,926 shares were outstanding and full value awards covering an aggregate of 1,878,101 were outstanding. The weighted-average exercise price of all stock options outstanding as of April 17, 2014 was $5.61 and the weighted-average remaining term of such stock options was 8.24 years. A total of 106,898,984 shares of our common stock were outstanding as of April 17, 2014.

        If any shares of our common stock granted under the 2012 Plan are not delivered to a participant because:

  •
  an award is exercised through a reduction in the number of shares subject to the stock award (a "net exercise");

  •
  shares are reacquired or withheld or not issued to satisfy a tax withholding obligation in connection with a stock option or stock appreciation right;

  •
  an award expires or otherwise terminates without all of the shares subject to the award being issued; or

  •
  shares issued under an award are repurchased or forfeited back to the company because a failure to meet a condition of contingency required to vest such shares then those shares will become available for subsequent issuance under the 2012 Plan. If a stock award is settled in cash, such settlement will not reduce the Share Reserve.

Eligibility

        All of our approximately 582 employees, 9 current non-employee directors and 14 consultants as of April 17, 2014 are eligible to participate in the 2012 Plan and may receive all types of awards, other than incentive stock options, which may be granted under the 2012 Plan only to our employees (including officers) and employees of our affiliates.

Section 162(m) Limits

        Under the 2012 Plan, a maximum of 2,000,000 shares of our common stock may be granted to any participant during any calendar year pursuant to stock options and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant. In addition, the maximum benefit that may be granted to any participant in any calendar year is 2,000,000 shares of our common stock in the case of performance stock awards and $2,000,000 in the case of performance cash awards. Such limits are designed to allow us to grant awards that are exempt from the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

Administration

        The 2012 Plan is administered by our Board, which may in turn delegate authority to administer the 2012 Plan to a committee. Any awards granted under the 2012 Plan to non-employee directors will be granted by a committee consisting solely of two or more non-employee directors or outside directors. Our Board has delegated authority to administer the 2012 Plan to the Compensation Committee, but may, at any time, revest in itself some or all of the power previously delegated to the Compensation Committee. Each of the Board and the Compensation Committee is considered to be a Plan Administrator for purposes of this Proposal 2, except as explicitly indicated otherwise. Subject to the terms of the 2012 Plan, the Plan Administrator may determine the recipients, numbers and types of awards to be granted, and terms and conditions of the awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise price of stock options and stock appreciation rights granted under the 2012 Plan.

        The Plan Administrator may also delegate certain administrative authority to a committee of two or more Board members and an officer of the Company.

Repricing; Cancellation and Re-Grant of Stock Awards

        Under the 2012 Plan, the Plan Administrator has the authority to reprice any outstanding stock option by reducing the exercise price of the stock option or to cancel any outstanding stock option that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders..

Stock Options

        Stock options may be granted under the 2012 Plan pursuant to stock option agreements. The 2012 Plan permits the grant of stock options that qualify as incentive stock options ("ISOs") and nonstatutory stock options ("NSOs"). Individual stock option agreements may be more restrictive as to any or all of the permissible terms described in this section.

        The exercise price of NSOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see "Limitations on Incentive Stock Options" below), may not be less than 110% of such fair market value.

        The term of stock options granted under the 2012 Plan may not exceed ten years and, in some cases (see "Limitations on Incentive Stock Options" below), may not exceed five years. Generally, if a participant's continuous service with us, or any affiliate of ours, terminates due to death or disability (or the participant dies within a certain period, if any, following termination of service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months after the date of termination or for up to 12 months after the date of death (if the participant dies within a certain period, if any, following termination of service. Except as otherwise provided in an option agreement or other agreement between the participant and the company, if a participant's continuous service with us, or any affiliate of ours, terminates for any other reason, the participant may exercise any vested stock options for up to three months following the date of such participant's termination of service. Under the 2012 Plan, the stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws. In addition, under the 2012 Plan, the stock option term may be extended in the event that the sale of stock received upon exercise of a stock option would violate our insider trading policy. In no event may a stock option be exercised after its original expiration date.

        Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2012 Plan will be determined by the Plan Administrator and may include (i) cash, check, bank draft or money order made payable to us, (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, (iii) common stock previously owned by the participant, (iv) a net exercise feature (for NSOs only), or (v) other legal consideration approved by the Plan Administrator.

        Stock options granted under the 2012 Plan may become exercisable in cumulative increments, or "vest," as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2012 Plan may be subject to different vesting schedules as the Plan Administrator may determine. The Plan Administrator also has flexibility to provide for accelerated vesting of stock awards in certain events.

        Generally, a participant may not transfer a stock option granted under the 2012 Plan other than by will or the laws of descent and distribution or pursuant to a domestic relations order or an official marital settlement agreement. However, to the extent approved by the Plan Administrator or an officer authorized by the Board, a participant may designate a beneficiary who may exercise the stock option following the participant's death.

Limitations on Incentive Stock Options

        The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit are treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

  •
  the exercise price of the ISO must be at least 110% of the fair market value of the stock subject to the ISO on the date of grant; and

  •
  the term of the ISO must not exceed five years from the date of grant.

        The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs granted under the 2012 Plan is 50,000,000 shares.

Restricted Stock Awards

        Restricted stock awards may be granted under the 2012 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for the recipient's services performed for us or an affiliate of ours, or any other form of legal consideration acceptable to the Plan

Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to us in accordance with a vesting schedule to be determined by the Plan Administrator. Restricted stock awards may provide that any dividends paid on restricted stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the restricted stock awards to which they relate. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Except as otherwise provided in the applicable restricted stock award agreement, restricted stock awards that have not vested will be forfeited or repurchased upon the participant's termination of continuous service for any reason.

Restricted Stock Unit Awards

        Restricted stock unit awards may be granted under the 2012 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any legal form acceptable to the Plan Administrator. We will settle a payment due to a recipient of a restricted stock unit award by delivery of shares of our common stock, by cash, by a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Under the 2012 Plan, dividend equivalents may be credited in respect of shares of our common stock covered by a restricted stock unit award. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. At the time of grant, the Plan Administrator may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the restricted stock unit award after vesting. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant's termination of continuous service for any reason.

Performance Awards

        The 2012 Plan allows the Company to grant cash and stock based performance awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code.

        A performance stock award is a stock award that may be granted, may vest, or may be exercised upon achievement of pre-determined performance goals. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee, except that the Board also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. In addition, to the extent permitted by applicable law and the award agreement, the Board (or Compensation Committee, as applicable) may determine that cash may be used in payment of performance stock awards.

        A performance cash award is a cash award that is payable contingent upon the achievement of performance goals during a performance period. A performance cash award may also require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Compensation Committee, except that the Board also may make any such determinations to the extent that the award is not intended to comply with Section 162(m) of the Code. The Board (or Compensation Committee, as applicable) may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award, or such portion thereof as the Board (or Compensation Committee, as applicable) may specify, to be paid in whole or in part in cash or other property. In addition, to the extent permitted by applicable law and the applicable award agreement, the Board (or Compensation Committee, as applicable) may determine that common stock authorized under the 2012 Plan may be used in payment of performance cash awards.

        In granting a performance award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Compensation Committee will set a period of time (a "performance period") over which the attainment of one or more goals ("performance goals") will be measured. Within the time period prescribed by Section 162(m) of the Code, at a time when the achievement of the performance goals remains substantially uncertain (typically no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed), the Compensation Committee will establish the performance goals, based upon one or more criteria ("performance criteria") enumerated in the 2012 Plan and described below. As soon as administratively practicable following the end of the performance period, the Compensation Committee will certify (in writing) whether the performance goals have been satisfied.

        Performance goals under the 2012 Plan will be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder's equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) employee retention; (xxx) stockholders' equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; and (xxxviii) and to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

        The Board is authorized to determine whether, when calculating the attainment of performance goals for a performance period, as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company's bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item.

Other Stock Awards

        Other forms of stock awards valued in whole or in part with reference to our common stock may be granted either alone or in addition to other stock awards under the 2012 Plan. The Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other conditions of such other stock awards.

Clawback Policy

        Awards granted under the 2012 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.

Changes to Capital Structure

        In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2012 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transactions

        Unless otherwise provided in an agreement, in the event of a "corporate transaction" (as defined in the 2012 Plan), the Board in its discretion may take any one or more of the following actions with respect to outstanding awards under the 2012 Plan: (i) provide that any surviving or acquiring entity may assume or continue outstanding stock awards or substitute similar awards for these outstanding stock awards, (ii) arrange for the assignment to the surviving or acquiring entity of any reacquisition or repurchase rights held by the company with respect to common stock issued pursuant to stock awards, (iii) accelerate the vesting, in whole or part, of any stock award, or arrange for the lapse of any reacquisition or repurchase rights held by the company with respect to a stock award (iv) cancel any stock award to the extent not vested or not exercised prior to effective time of the corporate transaction in exchange for such cash consideration, if any, that the Board in its discretion may consider appropriate, or (v) make a payment, in a form determined by the Board, equal to the excess of the value of the property the holder of a stock award would have received upon exercise of the stock award immediately prior to the effective time of the corporate transaction, over any exercise price payable in connection with such exercise.

        The Board may provide for additional acceleration of vesting and exercisability of a stock award upon or after a "change in control." A "change in control" is a corporate transaction under the 2012 Plan. For purposes of the 2012 Plan, a "change in control" will be deemed to occur (1) if a person becomes an owner of securities of the company representing more than 50% of the combined voting power of the company's then outstanding securities (but not including certain transactions such as an equity financing transaction),(2) upon a merger, consolidation, or similar transaction involving the company in which the stockholders of the Company immediately prior to the transaction no longer hold more than 50% of the beneficial ownership of the securities of the entity that survives the transaction (or, if more than one entity survives the transaction, of the controlling entity) following the transaction in substantially the same proportion, (3) if there is a sale, lease, exclusive license or disposition of all or substantially all of the consolidated assets of the company and its subsidiaries to an unrelated party, or (iv) if individuals, who on the date of the adoption of the 2012 Plan, were members of the Board (the "Incumbent Board") cease to constitute a majority of the Board (provided that, if the appointment or election of any new Board member was approved or recommended by a majority of the Incumbent Board then in office, then such new member will be considered a member of the Incumbent Board).

        In the event of a dissolution or liquidation of the Company, all outstanding stock awards under the 2012 Plan will terminate immediately prior to such event.

Plan Amendments and Termination

        The Plan Administrator will have the authority to amend or terminate the 2012 Plan at any time. However, except as otherwise provided in the 2012 Plan, no amendment or termination of the 2012 Plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain stockholder approval of any amendment to the 2012 Plan as required by applicable law and listing requirements.

U.S. Federal Income Tax Consequences

        The following is a summary of the principal United States federal income taxation consequences to participants and us with respect to participation in the 2012 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant's tax advisor regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2012 Plan. The 2012 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

        Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant's tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant's capital gain holding period for those shares will begin on that date.

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

        The 2012 Plan provides for the grant of stock options that qualify as "incentive stock options," as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

        If, however, a participant disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

        For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the participant's alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

        We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the participant, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

        Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

        The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

        Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

        The recipient's basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

        Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

  Section 162 Limitations

        Compensation of persons who are "covered employees" of our Company is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as "performance-based compensation" are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The 2012 Plan is intended to enable the Compensation Committee to grant awards, including cash performance-based awards that will be exempt from the deduction limits of Section 162(m).

        Under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if (i) such awards are approved by a compensation committee composed solely of "outside directors," (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders, and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock awards, restricted stock unit awards, performance awards and other stock-based awards will qualify as performance-based compensation, provided that (i) the award is approved by a Compensation Committee composed solely of "outside directors," (ii) the award is granted, becomes vested or is settled, as applicable, only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) a committee of outside directors certifies in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the maximum amount, payable upon attainment of the performance goal).

New Plan Benefits

        Awards under the 2012 Plan are discretionary and are not subject to set benefits or amounts, and we have not approved any awards that are conditioned on stockholder approval of the 2012 Plan. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our executive officers, directors or employees under the 2012 Plan.

Equity Incentive Plan Benefits

        The following table shows, for each of the named executive officers and the various groups indicated, the number of shares of our common stock subject to outstanding stock awards granted under the 2012 Plan, the 2006 Plan, and the Jumptap Plan as of April 17, 2014.

Name and position	Number of shares subject to outstanding stock awards
Paul J. Palmieri	251,200
Michael B. Avon	1,118,080
Mollie Spilman	782,365
All Current Executive Officers as a Group	4,582,905
All Current Non-Employee Directors as a Group	1,025,108
All Current Employees as a Group (including all current non-executive officers)	4,202,924
Each Nominee for Director(1)	28,354
Each Associate of any Director, Executive Officer or Nominee	0
Each Other Current 5% Holder	0

(1)
Each of our Nominees is a current director standing for re-election. Each of Mr. Kerins and Mr. Goodman has been granted an aggregate of 28,354 RSUs under the 2012 Plan pursuant to our non-employee director compensation policy.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table shows information regarding our equity compensation plans as of December 31, 2013.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(3)	8,842,385	$5.28	688,918
Equity compensation plans not approved by security holders	—	—	—
Total	8,842,385	5.28	688,918

(1)
The calculation of the weighted-average exercise price of the outstanding options and rights excludes 1,177,288 shares included in column (a) that are issuable upon the vesting of RSUs, because the RSUs have no exercise price.

(2)
Pursuant to the terms of the 2012 Plan, an additional 4,039,967 shares were added to the number of available shares effective January 1, 2014. Following the adoption of the 2012 Plan, no additional grants may be made under our 2006 Equity Incentive Plan.

(3)
Includes 833,105 shares that may be issued upon the exercise of outstanding options assumed in November 2013 in connection with our acquisition of Jumptap, Inc. as part of the Amended and Restated Jumptap, Inc. 2005 Stock Option and Grant Plan, as amended. These outstanding options had a weighted average exercise price of $5.13 per share as of December 31, 2013. No additional grants will be made under this plan.

Required Vote and Board of Directors Recommendation

        A majority of the shares present, in person or represented by proxy and entitled to vote at the annual meeting must vote "FOR" the 2014 Share Reserve Increase Amendment to the 2012 Plan for it to be adopted. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The 2014 Share Reserve Increase Amendment to the 2012 Plan will not go into effect if our stockholders do not vote FOR approval of the 2014 Share Reserve Increase Amendment to the 2012 Plan. Please vote as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL 2.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the annual meeting. Ernst & Young LLP has served as the Company's independent registered public accounting firm since its audit of the Company's financial statements as of and for the year ended December 31, 2010. Representatives of Ernst & Young LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether this matter has been approved.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

        The following table represents aggregate fees billed to the Company for the years ended December 31, 2013 and December 31, 2012 by Ernst & Young LLP, the Company's principal accountant.

	Year Ended December 31,
	2013	2012
	(in thousands)
Audit Fees(1)	$961	$838
Audit-Related Fees(2)	276	—
Tax Fees(3)	30	141
All Other Fees(4)	25	—

Total Fees	$1,292	$979

(1)
Audit fees consisted of audit work performed in the audit of our consolidated financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits or accounting consultations billed as audit services, and consents and assistance with and review of documents filed with the SEC.

(2)
Audit-related fees consist of fees related to assurance and related services that are reasonably related to the performance of the audit and review of our consolidated financial statements and which are not included under Audit Fees, such as employee benefit plan audits, due diligence in connection with acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation, and consultation regarding financial accounting and reporting standards.

(3)
Tax fees include services related to the preparation or review of the U.S. federal, state and local tax returns, tax returns in overseas countries in which we do business, and other advisory and professional services.

(4)
All other fees consist of all other products and services provided by the independent registered public accounting firm that are not reflected in any of the previous three categories, such as research and use of online accounting research tools.

        The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant's independence.

        All services and fees described above were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company's independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, tax services and other permissible non-audit services up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent auditor or on an explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, including the Chairman of the Audit Committee, but any pre-approval decisions made pursuant to a delegation must be reported to the full Audit Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE "FOR" PROPOSAL 3.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        The following sets forth certain information with respect to our executive officers who are not directors as of April 25, 2014:

Michael Avon, Age 40.

        Mr. Avon has served as our Executive Vice President and Chief Financial Officer since November 2009. From 2005 until joining our company, Mr. Avon was a principal at Columbia Capital, a venture capital firm focused on companies in the digital media and wireless industries. During his time at Columbia, Mr. Avon co-led that firm's investment in our company and served as an observer to our board of directors from 2006 to 2009. From 2002 to 2005, Mr. Avon was a venture capitalist with Toucan Capital, an investment firm focused on early-stage companies. From 2000 to 2002, Mr. Avon was director of business development at FOLIOfn, a financial consumer internet company. He began his career as a corporate finance and transactional attorney with the law firm of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP. Mr. Avon received his B.A. and J.D. degrees from the University of Virginia.

Mollie Spilman, Age 46.

        Ms. Spilman has served as our Executive Vice President, Global Sales and Operations, since April 2013 and previously served as our Executive Vice President, North America and Chief Marketing Officer from October 2012 to April 2013. From January 2010 to September 2012, she was with Yahoo! Inc., where she served as Head of Marketing for the Americas until April 2012 and Senior Vice President beginning in April 2012 until her promotion to Chief Marketing Officer in May 2012. Prior to Yahoo!, Ms. Spilman served as President of Three Stage Media, Inc., an event marketing company, beginning in July 2008 and as its Chief Executive Officer from December 2008 to January 2010. From April 2007 to June 2008, she served as Chief Executive Officer of Videology, Inc., formerly known as TidalTV, an online video advertising platform company. From 2002 to 2007, she served in a number of marketing roles with Advertising.com and AOL, including chief sales and marketing officer. From 2001 to 2002, Ms. Spilman served as National Director of Ad Sales Marketing for Discovery Communications, and from 1999 to 2001, she served as Vice President of Affiliate Sales at Phase2Media. Ms. Spilman began her career in marketing and sales development roles with People and Better Homes and Gardens magazines. Ms. Spilman received a B.A. degree from Trinity College.

Ho Shin, Age 45.

        Mr. Shin has served as our General Counsel and Chief Privacy Officer since February 2011. From November 2008 to January 2011, Mr. Shin served as general counsel of Octagon Athletes and Personalities, an athlete representation, sports marketing and event marketing company. From January 2000 to July 2008, Mr. Shin served in several legal and business roles with Advertising.com and AOL, including as general counsel of Advertising.com beginning in 2006. He began his legal career with the law firm of Arnold & Porter LLP and later served as a trial attorney with the U.S. Department of Justice. Mr. Shin received a B.S. degree from the University of Maryland and a J.D. degree from Georgetown University.

Matt Gillis, Age 41.

        Mr. Gillis has served as our Executive Vice President, Global Monetization Solutions, since April 2013, and previously served as our Senior Vice President of Global Monetization Solutions from August 2011 to April 2013 and as our Senior Vice President of Business Development from August 2010 to August 2011. Before joining our company, from 2006 to August 2010, Mr. Gillis served as Executive Vice President of Publishing for Capcom Interactive, a mobile video game company, and from 2005 to 2006 he was Vice President of Business Development for Cosmic Infinity, a mobile video game developer, until its acquisition by Capcom Interactive. Earlier in his career, Mr. Gillis held managerial positions with Verizon Wireless and Bell Mobility. He received a B.A. degree from Wilfrid Laurier University.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's common stock as of March 17, 2014 by: (i) each director and nominee for director; (ii) each of the executive officers and former executive officers named in the Summary Compensation Table; (iii) all currently serving executive officers and directors of the Company, as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

        The percentage ownership information shown in the table is based upon 106,682,780 shares of common stock outstanding as of March 17, 2014. This table is based upon information supplied by our officers, directors and principal stockholders.

        We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before May 16, 2014, which is 60 days after March 17, 2014. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

        Except as otherwise noted below, the address for persons listed in the table is c/o Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland 21224.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
Principal Stockholders:
Entities affiliated with Columbia Capital(1)	11,297,902	10.6%
Entities affiliated with Bessemer Venture Partners(2)	7,755,336	7.3
Entities affiliated with New Enterprise Associates, Inc.(3)	8,224,752	7.7
Named Executive Officers and Directors:
Paul Palmieri(4)	5,401,334	5.1
Michael Avon(5)	714,819	*
Mollie Spilman(6)	208,283	*
Michael Barrett(7)	125,000	*
George Bell	264,805	*
Thomas Evans	23,000	*
Robert Goodman(8)	8,303,114	7.8
Patrick Kerins(9)	8,242,789	7.7
Ross Levinsohn	0	*
Alan MacIntosh(10)	1,043,035	1.0
Jay Markley(11)	471,639	*
Wenda Harris Millard(12)	454,882	*
James Tholen(13)	172,063	*
All current executive officers and directors as a group (14 persons)(14)	20,294,095	18.7

*
Represents beneficial ownership of less than 1%.

(1)
Consists of (i) 9,988,544 shares of common stock held of record by Columbia Capital Equity Partners IV (QP), L.P.; (ii) 1,228,961 shares of common stock held of record by Columbia Capital Equity Partners IV (QPCO), L.P.; and (iii) 80,397 shares of common stock held of record by Columbia Capital Employee Investors IV, L.P. Columbia Capital Equity Partners IV, L.P. is the general partner of Columbia Capital Equity Partners IV (QP) and Columbia Capital Equity Partners IV (QPCO), L.P. Columbia Capital IV, LLC is the general partner of Columbia Capital Equity Partners IV, L.P. and Columbia Capital Employee Investors IV, L.P. Columbia Capital IV, LLC has sole voting and investment power over the shares held directly and indirectly by the entities of which it is the general partner as described above. James B. Fleming, Jr. controls Columbia Capital IV, LLC. As a result, Mr. Fleming exercises voting and investment control over all the shares held by Columbia Capital Equity Partners IV (QP), L.P., Columbia Capital Equity Partners IV (QPCO), L.P. and Columbia Capital Employee Investors IV, L.P. and may be deemed to have beneficial ownership over all those shares. The address for these entities is 201 North Union Street, Suite 301, Alexandria, VA 22314.

(2)
Consists of (i) 5,449,226 shares of common stock held of record by Bessemer Venture Partners VI L.P.; (ii) 2,204,976 shares of common stock held of record by Bessemer Venture Partners Co-Investment L.P.; (iii) 95,918 shares of common stock held of record by Bessemer Venture Partners VI Institutional L.P.; and (iv) 5,216 shares of common stock held of record by Deer VI & Co. LLC. Deer VI & Co. LLC is the general partner of each of Bessemer Venture Partners VI L.P., Bessemer Venture Partners Co-Investment L.P. and Bessemer Venture Partners VI Institutional L.P. (collectively referred to as the "BVP Funds," and together with Deer VI & Co. LLC, the "BVP Entities"), and may be deemed to have voting and dispositive power over the shares held by the BVP Funds. J. Edmund Colloton, David J. Cowan, Robert P. Goodman (a member of our board of directors), Jeremy S. Levine and Robert M. Stavis are the executive managers of Deer VI & Co. LLC. Investment and voting decisions with respect to the shares held by the BVP Entities are made by the executive managers of Deer VI & Co. LLC acting as an investment committee. No stockholder, partner, director, officer, manager, member, or employee of Deer VI & Co. LLC has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any shares held by the BVP entities. Each of Messrs. Colloton, Cowan, Goodman, Levine, and Stavis disclaims beneficial ownership of the shares identified in this footnote except to the extent of his respective proportionate pecuniary interest in such shares. The address for these entities is c/o Bessemer Venture Partners, 1865 Palmer Avenue, Suite 104, Larchmont, NY 10538.

(3)
Consists of 8,196,614 shares of common stock held of record by New Enterprise Associates 13, L.P. ("NEA13") and 28,138 shares of common stock held of record by NEA Ventures 2009, L.P. ("Ven 2009"). The shares directly held by NEA 13 are indirectly held by NEA Partners 13, L.P. ("NEA Partners 13"), the sole general partner of NEA 13, NEA 13 GP, LTD ("NEA 13 LTD"), the sole general partner of NEA Partners 13 and each of the individual Directors of NEA 13 LTD. The individual Directors (collectively, the "Directors") of NEA 13 LTD are M. James Barrett, Peter J. Barris, Forest Baskett, Ryan D. Drant, Patrick J. Kerins (a member of our board of directors), Krishna "Kittu" Kolluri, David M. Mott, Scott D. Sandell, Ravi Viswanathan and Harry R. Weller. The shares directly held by Ven 2009 are indirectly held by Karen P. Welsh, the general partner of Ven 2009. NEA 13, NEA Partners 13, NEA 13 LTD and the Directors share voting and dispositive power with regard to the shares directly held by NEA 13. Karen P. Welsh, the general partner of Ven 2009, holds voting and dispositive power over the shares held by Ven 2009. Mr. Kerins does not have voting or dispositive power with respect to these shares. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their actual pecuniary interest therein. The principal business address of New Enterprise Associates, Inc. is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(4)
Consists of 4,750,945 shares of common stock held directly by Mr. Palmieri and 586,433 shares of common stock held directly by The Paul Palmieri 2010 Grantor Retained Annuity Trust. Also includes 53,956 restricted stock units that were scheduled to vest within 60 days of March 17, 2014 and 10,000 shares of common stock underlying options that were vested and exercisable within 60 days of March 17, 2014.

(5)
Consists of 27,079 shares of common stock held directly, 2,500 restricted stock units that were scheduled to vest within 60 days of March 17, 2014 and 685,240 shares of common stock underlying options that were vested and exercisable within 60 days of March 17, 2014.

(6)
Consists of 46,165 shares of common stock held directly, 16,285 restricted stock units that were scheduled to vest within 60 days of March 17, 2014 and 145,833 shares of common stock underlying options that were vested and exercisable within 60 days of March 17, 2014.

(7)
Consists of 125,000 restricted stock units that were scheduled to vest within 60 days of March 17, 2014. Mr. Barrett became our Chief Executive Officer in January 2014 and was not an executive officer of the Company during 2013, but is included in this table because he is a current director.

(8)
Consists of 31,195 shares held directly, 3,438 restricted stock units that were scheduled to vest within 60 days of March 17, 2014, as well as the shares held by the Bessemer Venture Partners Entities as described in footnote (2) above, and 513,145 shares of common stock held by NB Group, LLC, an entity for which Mr. Goodman serves as Managing Member, over which he has shared voting power and dispositive power with Jane Sarah Lipman.

(9)
Consists of 14,599 shares held directly, 3,438 restricted stock units that were scheduled to vest within 60 days of March 17, 2014, as well as the shares held by the New Enterprise Associates Entities as described in footnote (3) above.

(10)
Consists of 975,039 shares of common stock held directly by Acta Wireless Capital, LLC, 3,438 restricted stock units that were scheduled to vest within 60 days of March 17, 2014, and 64,558 shares of common stock underlying options held by Mr. MacIntosh that were vested and exercisable within 60 days of March 17, 2014. Mr. MacIntosh and Mr. Mark McDowell are the members of Acta Wireless Capital, LLC and share voting and dispositive power of the shares held by that entity. The principal business address of Acta Wireless Capital, LLC is 3201 Brassfield Road, Suite 300, Greensboro, NC 27410.

(11)
Consists of 376,588 shares of common stock held directly by Bear Creek Investors, LLC, 14,599 shares held directly by Mr. Markley, 3,438 restricted stock units that were scheduled to vest within 60 days of March 17, 2014, and 77,014 shares of common stock underlying options that were vested and exercisable within 60 days of March 17, 2014. Mr. Markley is a managing member of Bear Creek Investors, LLC and has sole voting and dispositive power of the shares held by that entity.

(12)
Consists of 14,599 shares held directly, 3,438 restricted stock units that were scheduled to vest within 60 days of March 17, 2014, and 436,845 shares of common stock underlying options that were vested and exercisable within 60 days of March 17, 2014.

(13)
Consists of 14,599 shares held directly, 3,438 restricted stock units that were scheduled to vest within 60 days of March 17, 2014, and 154,026 shares of common stock underlying options that were vested and exercisable within 60 days of March 17, 2014.

(14)
Includes shares described in the notes above, as applicable, but excludes shares held by Mr. Palmieri, who is no longer an executive officer or director of the Company. Includes shares which certain executive officers and directors of Company have the right to acquire within 60 days after March 17, 2014 pursuant to outstanding options and restricted stock units, as follows: Mr. Avon, 687,740 shares; Ms. Spilman, 162,118 shares; Ho Shin, 96,614 shares; Matt Gillis, 155,832 shares; Mr. Barrett, 125,000 shares; Mr. Goodman, 3,438 shares; Mr. Kerins, 3,438 shares; Mr. MacIntosh, 67,996 shares; Mr. Markley, 80,452 shares; Ms. Millard, 440,283 shares; and Mr. Tholen, 157,464 shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that one report reporting one sale of shares was filed late for Alan MacIntosh, one of the Company's directors, and one report reporting two awards of restricted stock units was filed late for George Bell, one of the Company's directors.

EXECUTIVE COMPENSATION

2013 SUMMARY COMPENSATION TABLE

        The following table shows, for the years ended December 31, 2013 and 2012, compensation awarded to or paid to, or earned by, the individual who served as the Company's Chief Executive Officer during 2013 and its two other most highly compensated executive officers at December 31, 2013 (collectively, the "Named Executive Officers" or "NEOs"). Mr. Palmieri served as our President and Chief Executive Officer for all of 2013, but resigned from his position as an executive officer in January 2014. Michael Barrett became our Chief Executive Officer in January 2014 and therefore is not an NEO because he was not an executive officer of the Company as of December 31, 2013.

Name and Principal Position	Year	Salary(1) ($)		Bonus(2) ($)		Stock Awards(3) ($)	Option Awards(4) ($)	All Other Compensation ($)		Total(5) ($)
Paul J. Palmieri,	2013	343,688		210,000		1,014,400	5,706,000	29,970	(7)	7,304,058
Former President and Chief	2012	298,750		229,613		993,888	—	28,600	(7)	1,550,851
Executive Officer(6)
Michael B. Avon,	2013	322,500		300,000		77,847	3,555,000	6,375	(8)	4,261,722
Executive Vice President and	2012	232,250		135,648		714,591	—	—		1,082,489
Chief Financial Officer
Mollie Spilman,	2013	373,333		266,000		1,037,953	4,555,000	6,375	(8)	6,238,661
Executive Vice President, Global	2012	59,091	(9)	533,398	(10)	1,007,167	—	—		1,599,656
Sales and Operations

(1)
Amounts in this column reflect base salary for each of the NEOs, including any salary contributed by the NEO to our 401(k) plan. For the year ended December 31, 2012, we did not make matching contributions on employee contributions to the 401(k) plan. For the year ended December 31, 2013, we made matching contributions of 50% of the first 5% of employee contributions to the 401(k) plan.

(2)
See "Narrative to Summary Compensation Table—Annual Bonus" below for additional information on our bonus program.

(3)
Amounts in this column represent the grant date fair value, calculated in accordance with ASC Topic 718, of restricted stock units, or RSUs, issued to the NEO during the indicated year that are subject to time-based vesting. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full.

(4)
Amounts in this column reflect the full grant date fair value for options granted during the indicated year, as measured pursuant to ASC Topic 718, as stock-based compensation in our consolidated financial statements. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full. This column reflects the aggregate grant date fair values for all option awards granted during the fiscal year. Assumptions used in the calculation of these amounts are included in Note 10 to the Company's audited financial statements for the year ended December 31, 2012, included in the Company's 2012 Annual Report on Form 10-K filed with the SEC on February 20, 2013 with respect to grants awarded in 2012, and in Note 8 to the Company's audited financial statements for the year ended December 31, 2013, included in the Company's 2013 Annual Report on Form 10-K filed with the SEC on March 3, 2014, with respect to grants awarded in 2013.

(5)
The dollar values in this column for each NEO represent the sum of all compensation referenced in the preceding columns.

(6)
Mr. Palmieri served as an executive officer and also as a member of our board of directors for all of 2013, but did not receive any additional compensation in his capacity as a director. He is no longer an executive officer or director of the Company effective as of January 25, 2014.

(7)
For 2013 and 2012, the amount consists of $7,200 and $13,167, respectively, for the cost of secondary office space and $16,395 and $15,434, respectively, for costs associated with a business club relationship, and for 2013 only, an additional $6,375 in 401(k) plan matching contributions.

(8)
Consists of $6,375 in 401(k) plan matching contributions.

(9)
Ms. Spilman joined our company and became an executive officer in October 2012.

(10)
Consists of a $500,000 signing bonus upon commencement of employment and a $33,398 discretionary cash bonus for service during 2012.

NARRATIVE TO SUMMARY COMPENSATION TABLE

        We review compensation annually for all employees, including our executives. We do not target a specific mix of compensation among base salary, bonus or long-term incentives. Our compensation committee typically reviews and discusses management's proposed compensation with the chief executive officer for all executives other than the chief executive officer. Based on those discussions and in its sole discretion, the compensation committee then determines, without management present, the compensation for each executive officer. Our compensation committee also retains the discretion and authority to adjust compensation for executives at any time during the year as it deems appropriate.

        Annual Base Salary.    In 2013, our compensation committee adjusted the base salaries of each of our NEOs. In February 2013, based on the recommendation of our chief executive officer, our compensation committee increased Ms. Spilman's base salary from $240,000 to $400,000, effective on March 1, 2013. In April 2013, based on the recommendation of our chief executive officer, Mr. Avon's base salary was increased from $240,000 to $350,000 effective as of April 1, 2013. In November 2013, our compensation committee approved an increase in Mr. Palmieri's base salary from $325,000 to $520,000.

        Annual Bonus.    In January 2013, our chief executive officer presented to our compensation committee, and our compensation committee approved, an employee cash bonus program for 2013, or our 2013 bonus program, for all of our bonus-eligible employees, including our executive officers. Our 2013 bonus program was designed to reward individual performance, as well as company-wide achievement of specified levels of GAAP revenue and earnings before interest, taxes, depreciation and amortization ("EBITDA"). We believed that these metrics would be key measurements of our success in 2013 and would most directly influence stockholder value.

        Our chief executive officer recommended adjustments to, and our compensation committee approved, the target bonus amount, expressed as a percentage of base salary, for each of our executives besides the chief executive officer. Effective March 2013, our compensation committee approved an increase to Ms. Spilman's target bonus from 60% to 75% of her base salary, and effective April 2013, our compensation committee approved an increase to Mr. Avon's target bonus from 60% to 75% of his base salary. In November 2013, Mr. Palmieri's target bonus was increased from 75% to 80% of his base salary.

        The 2013 bonus program, as applicable to the NEOs, operated as a pool. The pool would not have been funded unless we achieved a specified percentage of our revenue target, and a specified EBITDA level. Our financial targets for the 2013 bonus program were adjusted by the compensation committee following our successful strategic acquisition of Jumptap during the second half of 2013, which the compensation committee determined had added significantly to the Company's product offerings and offered additional opportunities for its long-term growth. At the minimum revenue and EBITDA achievement levels, the pool was to be funded at a 50% payout for these components; at the target achievement levels, the pool was to be funded at a 100% payout for these components; and at the maximum achievement levels, the pool was to be funded at a 150% payout for these components. The pool size scaled linearly between these points.

        In addition to revenue and EBITDA achievement, a portion of the bonus payout for each NEO other than the chief executive officer was based upon individual performance metrics to be determined by the chief executive officer in his discretion and approved by the compensation committee. In making his recommendation about the individual executive bonuses other than his own, our chief executive officer reviewed each executive's performance with respect to leadership, business leverage, results and teamwork. For leadership, he considered the executive's ability to inspire others to achieve our shared objectives and uphold our core values—mobility, agility, accountability, integrity, motivation and innovation. For business leverage, he considered the executive's productivity. For results, he considered the executive's span of control, scope of responsibility and overall contribution to achievement of our goals. For teamwork, he considered the executive's ability to cooperate and build relationships with others to support our overall executive team in achieving its objectives. Our chief executive officer's recommendations are generally based on his overall subjective assessment of the individual's performance, with no single factor being determinative in his recommendation.

        In the first quarter of 2014, our compensation committee reviewed our performance against our corporate performance metrics, determined the funding of the bonus pool, as adjusted following the acquisition of Jumptap, and made its final discretionary bonus determinations. Based on the considerations described above, and in recognition of significant achievements and contributions by each executive during the year, our compensation committee determined that the bonus pool would be funded, and bonuses for each of our NEOs would be paid out as follows: Mr. Palmieri, $210,000; Mr. Avon, $300,000; and Ms. Spilman, $266,000. These amounts are also included in the 2013 Summary Compensation Table above.

        Equity Compensation.    Prior to our initial public offering in March 2012, we generally relied on stock options under our 2006 Equity Incentive Plan as the principal component of our equity compensation program. In connection with our initial public offering, we adopted our 2012 Plan and began using RSUs to provide for long-term equity incentives to our executives.

        In February 2013, our compensation committee approved the grant to Ms. Spilman of a stock option to purchase 500,000 shares of our common stock at an exercise price of $9.11 per share. The option vests over a four-year period, beginning on March 1, 2013, with 25% of the award vesting on March 1, 2014 and the remainder of the award vesting ratably thereafter until the award is fully vested on March 1, 2017, subject to Ms. Spilman's continuous employment through each vesting date, and subject to accelerated vesting in specified circumstances.

        In April 2013, our compensation committee approved the grant to Mr. Avon of a stock option to purchase 500,000 shares of common stock at an exercise price of $7.11 per share. The option vests in monthly installments over four years, subject to accelerated vesting in specified circumstances. At the same time, the Compensation Committee also granted RSU awards to Mr. Avon and Ms. Spilman of 10,949 and 145,985 shares, respectively. Mr. Avon's grant vested in full on December 31, 2013. Ms. Spilman's grant vests over four years, in equal quarterly installments beginning on July 1, 2013, subject to her continuous service with us as of the applicable vesting date, and subject to accelerated vesting in specified circumstances.

        In November 2013, our compensation committee approved grants to Mr. Palmieri of a stock option to purchase 900,000 shares of common stock at an exercise price of $6.34 per share, and 160,000 RSUs. The stock option was originally scheduled to vest over four years, with 25% of the option vesting on November 27, 2014 and the remainder vesting monthly ratably thereafter until November 27, 2017, subject to Mr. Palmieri's continuous employment through each vesting date, and subject to accelerated vesting in specified circumstances. The RSU award was also originally scheduled to vest over four years, in equal quarterly installments beginning on February 15, 2014, subject to Mr. Palmieri's continuous employment through each vesting date, and subject to accelerated vesting in specified circumstances. In connection with Mr. Palmieri's resignation from the Company, and as provided in his Separation Agreement dated as of January 25, 2014, the November 2013 stock option grant was forfeited and cancelled in its entirety. The Separation Agreement also provided that all of Mr. Palmieri's remaining unvested RSUs, including the November 2013 grant, would continue to vest during the term of his Consulting Agreement, also dated January 25, 2014, and that the vesting schedules of the outstanding RSU awards be modified to provide for the vesting of all remaining unvested RSUs over a one year period in four equal quarterly installments until the RSUs are fully vested on February 1, 2015.

        In March 2014, our compensation committee awarded Ms. Spilman 71,022 RSUs. The award vests over four years, in equal quarterly installments beginning on May 1, 2014, subject to her continuous service with us as of the applicable vesting date, and subject to accelerated vesting in specified circumstances.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table provides information about outstanding stock options and RSUs held by each of our NEOs at December 31, 2013.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2013

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Mr. Palmieri	10,000	—		0.74	3/30/19
		900,000	(1)	6.34	11/26/23
						55,825	(4)	405,848	(9)
						160,000	(5)	1,163,200	(9)
Mr. Avon	549,824	—		0.76	11/30/19
	83,333	416,667	(2)	7.11	4/25/23
						27,500	(6)	199,925	(9)
Ms. Spilman	—	500,000	(3)	9.11	2/25/23
						21,786	(7)	158,384	(9)
						127,737	(8)	928,648	(9)

(1)
As of December 31, 2013, this option was scheduled to vest with respect to 25% of the shares underlying the option on November 27, 2014, the first anniversary of the date of grant, with the remaining 75% vesting in 36 equal monthly installments thereafter through November 27, 2017. This option was forfeited upon Mr. Palmieri's separation from the Company effective January 25, 2014.

(2)
This option vests in 48 equal monthly installments from May 1, 2013 through April 1, 2017.

(3)
This option vests with respect to 25% of the shares underlying this option on March 1, 2014, the first anniversary of the date of grant, with the remaining 75% vesting in 36 equal monthly installments thereafter through March 1, 2017.

(4)
As of December 31, 2013, this RSU award was scheduled to vest in 15 additional equal quarterly installments through August 15, 2016. As set forth in Mr. Palmieri's Separation Agreement dated as of January 25, 2014, the unvested RSUs will vest in four equal quarterly installments on May 1, 2014, August 1, 2014, November 1, 2014, and February 1, 2015, such that all RSUs shall be fully vested on February 1, 2015.

(5)
As of December 31, 2013, this RSU award was scheduled to vest in 16 equal quarterly installments through November 27, 2017. As set forth in Mr. Palmieri's Separation Agreement dated as of

  January 25, 2014, the unvested RSUs will vest in four equal quarterly installments on May 1, 2014, August 1, 2014, November 1, 2014, and February 1, 2015, such that all RSUs shall be fully vested on February 1, 2015.

(6)
These RSUs vest in 11 additional equal quarterly installments through August 15, 2016.

(7)
These RSUs vest in 8 additional equal quarterly installments through October 2, 2015.

(8)
These RSUs vest in 14 additional equal quarterly installments through April 1, 2017.

(9)
Represents the market value of the unvested RSUs as of December 31, 2013, based on the closing price of our common stock of $7.27 per share, as quoted on the New York Stock Exchange on December 31, 2013.

POTENTIAL PAYMENTS AND ACCELERATION OF EQUITY UPON TERMINATION OR IN CONNECTION WITH A CHANGE IN CONTROL

  Severance Arrangements

        We have entered into employment agreements with each of our NEOs that contain severance provisions. These agreements provide that if the NEO is terminated by us without cause, and other than as a result of death or disability, or resigns for good reason, he or she will receive (i) continuation of base salary for six months, and (ii) payment of that portion of healthcare premiums that we were paying prior to the effective date of termination for up to six months, in each case subject to the NEO signing a general release of claims in favor of our company.

        For purposes of these agreements, the term "cause" means:

  •
  the NEO's conviction of, or plea of nolo contendere to, a felony involving fraud or moral turpitude;

  •
  the NEO's willful act or omission which results in material harm to our company;

  •
  the NEO's willful violation of any material company policy that has, prior to any alleged violation, been communicated in writing to the NEO and which results in material harm to our company;

  •
  the NEO's material breach of any written agreement between the NEO and us which results in material harm to our company; or

  •
  the NEO's continuing conduct that demonstrates gross unfitness to serve and which directly and immediately threatens us with material liability or to material disrepute.

        For purposes of these agreements, the term "good reason" means any of the following, without the NEO's consent:

  •
  a material diminution of the NEO's authority, responsibilities or duties, provided that the acquisition of the Company and subsequent conversion of the Company to a division or unit of the acquiring company will not by itself result in a diminution of the NEO's responsibilities or duties;

  •
  a reduction in the NEO's base salary, unless such reduction is part of a general reduction or other concessionary arrangement affecting at least a majority of all senior executives of our company (as long as the reduction affecting the NEO is no greater, on a percentage basis, than the reduction affecting any other senior executive in such reduction or arrangement);

  •
  the relocation of our principal offices to a location outside the Baltimore, MD metropolitan area, or our requiring the NEO to be based anywhere other than our principal offices; or

  •
  a material breach of the employment agreement by us.

        Notwithstanding the foregoing, any actions we take to accommodate a disability of the NEO or pursuant to the Family and Medical Leave Act shall not be "good reason" for purposes of the agreement. Additionally, before the NEO may terminate employment for "good reason," the NEO must provide our board of directors with reasonable written notice, setting forth the reasons that the NEO believes exist that give rise to the "good reason," and we must fail to cure the alleged "good reason" within a specified time period after receipt of such notice.

        Mr. Palmieri's employment with us terminated pursuant to the terms of a Separation Agreement dated as of January 25, 2014. Mr. Palmieri also entered into a Consulting Agreement with us dated as of January 25, 2014. Under the terms of these agreements, Mr. Palmieri has agreed to continue to provide services to us as a consultant and advisor through February 1, 2015. In exchange for providing such services, we agreed to pay Mr. Palmieri his 2013 executive bonus in the amount that would have been due to him if he had remained employed by us through the date of payment of such bonus, as determined by the Compensation Committee. Under the Separation Agreement and the Consulting Agreement, we also agreed to modify the vesting schedule of Mr. Palmieri's currently outstanding restricted stock units so that they will vest over the term of the Consulting Agreement. Subject to Mr. Palmieri's continued service, the restricted stock units will be fully vested as of February 1, 2015, the end of the term of the Consulting Agreement.

  Equity Awards

        In addition to the severance arrangements described above, each of our NEOs also holds unvested equity awards that, pursuant to the terms of the awards, would vest upon the occurrence of certain events.

  RSU Grants

        Each NEO then serving was granted an RSU award in September 2012. Under the terms of these grants, the RSU award will vest in full on the earlier of (i) the date we close a change in control, as defined in the 2012 Plan, provided that the NEO is still in continuous service to us on such date, and (ii) the date the NEO's continuous service with us is terminated either by us without cause (and other than as a result of death or disability) or as a result of the NEO's resignation for good reason.

  Unvested RSUs—Paul Palmieri

        In connection with the termination of Mr. Palmieri's employment, the vesting of his RSUs was accelerated according to the terms of his Separation Agreement, which provides that all his unvested RSUs are scheduled to vest in four equal quarterly installments on May 1, 2014, August 1, 2014, November 1, 2014, and February 1, 2015, such that all outstanding RSUs shall be fully vested on February 1, 2015.

  Unvested RSUs—Mollie Spilman

        In November 2012, Ms. Spilman received an RSU award in connection with the commencement of her employment. In April 2013 and in March 2014, Ms. Spilman received additional RSU awards. Under the terms of each of these RSU awards, 50% of the then-unvested portion would accelerate upon a change in control, subject to Ms. Spilman's continuous service with us as of immediately prior to the closing of the change in control. In addition, 100% of the then-unvested portion of each of the RSU awards would accelerate in the event that Ms. Spilman is terminated by us without cause, or she resigns from her employment for good reason, in either case, within one month prior to, as of, or within 12 months after the date that such change in control has been consummated. Further, if Ms. Spilman is terminated without cause or if she resigns for good reason, but not within one month prior to or within 12 months following a change of control, Ms. Spilman will be entitled to acceleration of 50% of the then-unvested shares of stock under her November 2012 RSU award.

  Stock Option Grants

  Unvested Stock Options—Paul Palmieri

        On November 27, 2013, Mr. Palmieri was granted an option to purchase 900,000 shares of our common stock, which was scheduled to vest over four years, with 25% vesting on the anniversary of the date of grant and the remaining 75% vesting in equal monthly installments through November 27, 2017. Under the terms of the grant, Mr. Palmieri was entitled to acceleration of vesting of 50% of the then-unvested portion upon a change in control and acceleration of vesting of 100% of the then-unvested portion in the event that Mr. Palmieri was terminated by us without cause, or he resigned from his employment for good reason, in either case, within one month prior to, as of, or within 12 months after the date that such change in control was consummated. These options were forfeited and cancelled under the terms of Mr. Palmieri's Separation Agreement.

  Unvested Stock Options—Michael Avon

        Mr. Avon currently holds a stock option to purchase 500,000 shares of our common stock, which was granted on April 26, 2013 and vests in monthly installments through April 1, 2017. Under the terms of this grant, Mr. Avon is entitled to acceleration of vesting of 50% of the then-unvested portion upon a change in control and acceleration of vesting of 100% of the then-unvested portion in the event that Mr. Avon is terminated by us without cause, or he resigns from his employment for good reason, in either case, within one month prior to, as of, or within 12 months after the date that such change in control has been consummated.

  Unvested Stock Options—Mollie Spilman

        Under the stock option grant notice for an option to purchase 500,000 shares of our common stock granted on February 26, 2013, Ms. Spilman is entitled to acceleration of vesting of 25% of the then-unvested portion upon a change in control and acceleration of vesting of 50% of the then-unvested portion in the event that Ms. Spilman is terminated by us without cause, or she resigns from her employment for good reason, in either case, within one month prior to, as of, or within 12 months after the date that such change in control has been consummated.

DIRECTOR COMPENSATION

        The following table shows for the fiscal year ended December 31, 2013 certain information with respect to the compensation of all non-employee directors of the Company that served during 2013. Paul Palmieri, our former President and Chief Executive Officer, also served as a director during the year ended December 31, 2013 but did not receive any additional compensation for his services as a director. Mr. Palmieri's compensation as an executive officer for the year ended December 31, 2013 is set forth above under "Executive Compensation—2013 Summary Compensation Table."

DIRECTOR COMPENSATION FOR YEAR ENDED DECEMBER 31, 2013

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($)(1)(2)	Total ($)
George Bell(3)	3,668	449,993	453,661
Robert P. Goodman	30,000	103,799	133,799
Arun Gupta(4)	12,874	—	12,874
Patrick J. Kerins	35,000	103,799	138,799
Alan MacIntosh	42,500	103,799	146,299
John D. Markley, Jr.	35,000	103,799	138,799
Wenda Harris Millard	26,702	103,799	130,501
James A. Tholen	46,702	103,799	150,501
George Zachary(4)	12,874	—	12,874

(1)
Amounts in this column represent the fair value, as of the date of grant, of RSUs issued to the director during 2013 that are subject to time-based vesting. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the director will continue in service for the requisite time period required for the award to vest in full. Assumptions used in the calculation of these amounts are included in Note 8 to the Company's audited financial statements for the year ended December 31, 2013, included in the Company's 2013 Annual Report on Form 10-K filed with the SEC on March 3, 2014.

(2)
The amounts reported in the table above for these awards may not represent the amounts that the director will actually realize from the awards. The extent to which a director realizes value will depend on the future prices of the Company's common stock.

(3)
Mr. Bell was appointed to the Board on November 8, 2013, and his annual retainer fee was pro-rated based on his time of service. In connection with his appointment to the Board, he received two RSU awards each subject to different vesting conditions, one for 37,257 shares, and one for 29,806 shares.

(4)
Each of Messrs. Gupta and Zachary's service as directors ended effective as of the end of the 2013 Annual Meeting held on June 11, 2013, and the annual retainer fee paid to each of them was pro-rated based on his time of service.

        The table below shows the aggregate number of stock options and RSUs outstanding for each of our non-employee directors serving as of December 31, 2013:

Name	Aggregate Option Awards Outstanding (#)	Aggregate RSU Awards Outstanding (#)
George Bell	258,082	67,063
Robert P. Goodman	—	14,599
Arun Gupta	—	—
Patrick J. Kerins	—	14,599
Alan MacIntosh	64,558	14,599
John D. Markley, Jr.	77,014	14,599
Wenda Harris Millard	436,845	14,599
James A. Tholen	154,026	14,599
George Zachary	—	—

Narrative to Director Compensation Table

        In April 2013, we adopted a new non-employee director compensation policy, which was retroactively effective as of January 1, 2013. Under this policy, we began paying retainers to our outside directors in lieu of paying meeting fees, as was our prior practice. We pay our non-employee directors an annual retainer of $25,000, to be paid in four equal quarterly installments on the last day of each calendar quarter. In addition, we pay the Chairman of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee an annual retainer of $20,000, $10,000, and $7,500, respectively, each to be paid in four equal quarterly installments on the last day of each calendar quarter. Other members of the Audit, Compensation, and Nominating and Corporate Governance Committees are paid annual retainers of $10,000, $5,000, and $3,750, respectively, each to be paid in four equal quarterly installments on the last day of each calendar quarter.

        In addition to cash retainers, we grant to each new director an RSU award under the 2012 Plan for a number of shares equal to $200,000 divided by the closing price of our common stock on the date of grant. The RSU award will vest as to one-third of the underlying shares on the first anniversary of the date of grant, and the remaining two-thirds will vest in eight equal quarterly installments thereafter. For continuing directors, we grant an RSU award on each January 1, beginning on January 1, 2014, except that any new director will not receive this annual RSU grant until he or she has been serving as a director for 12 months prior to the January 1 annual RSU grant. This annual RSU grant will be for a total number of shares equal to $100,000 divided by the closing price of our common stock on the date of grant and will vest in four equal quarterly installments beginning three months after the date of grant.

        In April 2013, the Compensation Committee approved RSU awards to each of our then-serving non-employee directors for their service in 2013. Each RSU award was for 14,599 shares, of which 25% was vested as of the date of grant, with the remainder vesting in three equal quarterly installments on July 1, 2013, October 1, 2013 and January 1, 2014, subject to the director's continuous service on the Board as of the applicable vesting date.

        Mr. Bell received two separate RSU awards in connection with his appointment to the Board in November 2013 following our acquisition of Jumptap. The first award was for 37,257 RSUs, vesting in full after one year, subject to Mr. Bell's continuous service on the Board as of the applicable vesting date, and subject to accelerated vesting in specified circumstances. The second award was granted in connection with our non-employee director compensation policy for 29,806 RSUs, vesting as to one-third of the underlying shares after one year, with the remainder vesting in eight equal quarterly installments thereafter, subject to Mr. Bell's continuous service on the Board as of the applicable vesting date, and subject to accelerated vesting in specified circumstances.

        In January 2014, each of our non-employee directors who had been serving for at least 12 months received a grant of 13,755 RSUs in accordance with our non-employee director compensation policy described above. The RSU award vests in four equal quarterly installments beginning April 1, 2014, subject to each director's continuous service on the Board as of the applicable vesting date, and subject to accelerated vesting in specified circumstances.

        In February 2014, Mr. Evans and Mr. Levinsohn were appointed as members of our Board, Mr. Evans to serve as a Class III director whose term will expire at the 2015 Annual Meeting of Stockholders, and Mr. Levinsohn to serve as a Class I director whose term will expire at the 2016 Annual Meeting of Stockholders. In connection with their appointments to the Board, each of Messrs. Evans and Levinsohn received an initial equity award of 27,739 RSUs in accordance with our policy described above. Each RSU award vests as to one-third of the underlying shares after one year, with the remainder vesting in eight equal quarterly installments thereafter, subject to each director's continuous service on the Board as of the applicable vesting date, and subject to accelerated vesting in specified circumstances. Messrs. Evans and Levinsohn will also each receive additional compensation in accordance with our non-employee director compensation policy described above.

        Other than the cash retainers and RSU awards, directors are not entitled to receive any compensation in connection with their service on our board of directors, except for reimbursement of reasonable expenses incurred in connection with attending meetings of the board or committees thereof.

TRANSACTIONS WITH RELATED PERSONS

RELATED PERSON TRANSACTION POLICY

        In connection with our initial public offering in March 2012, we adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involves exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

        Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

  •
  the risks, costs and benefits to us;

  •
  the impact on a director's independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

  •
  the availability of other sources for comparable services or products; and

  •
  the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

        The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

CERTAIN RELATED-PERSON TRANSACTIONS

        The following is a summary of transactions since January 1, 2013 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than five percent of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under the "Executive Compensation" and "Director Compensation" sections of this proxy statement.

Consulting Arrangement with MediaLink

        We have entered into an agreement with Michael Kassan, the chief executive officer of MediaLink LLC, pursuant to which we are provided strategic advisory services. During the year ended December 31, 2013, we paid MediaLink $170,000 in the aggregate for these services. Wenda Harris Millard, a member of our board of directors, is the president of, and an owner of equity interests in, MediaLink.

Indemnification Agreements

        Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our board of directors with discretion to indemnify our officers and employees when determined appropriate by the board. In addition, we have entered into an indemnification agreement with each of our directors which provides, among other things, that we will indemnify such director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and our amended and restated bylaws.

Registration Rights

        We and some of our stockholders who held shares of our convertible preferred stock prior to our initial public offering, including investors affiliated with some of our directors, have entered into a third amended and restated investor rights agreement. This agreement provides those holders with customary demand and piggyback registration rights with respect to the shares of common stock currently held by them and that were issuable to them upon conversion of our convertible preferred stock in connection with our initial public offering. These registration rights will expire in April 2017, upon the fifth anniversary of the closing of our initial public offering, for so long as the holders with such rights continue to be holders of at least 1% of our outstanding common stock.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Millennial Media stockholders will be "householding" the Company's proxy materials. A single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate set of annual meeting materials, please notify your broker or Millennial Media. Direct your written request to Corporate Secretary, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland 21224. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request "householding" of their communications should contact their brokers.

OTHER MATTERS

        The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors Ho Shin Secretary

April 25, 2014

MILLENNIAL MEDIA, INC.

2012 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: MARCH 2, 2012
APPROVED BY THE STOCKHOLDERS: MARCH 14, 2012
IPO DATE/EFFECTIVE DATE: MARCH 28, 2012

1.     GENERAL.

        (a)    Eligible Award Recipients.    Employees, Directors and Consultants are eligible to receive Awards.

        (b)    Available Awards.    The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

        (c)    Purpose.    This Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.     ADMINISTRATION.

        (a)    Administration by Board.    The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2.(c).

        (b)    Powers of Board.    The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i)  To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

           (ii)  To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

         (iii)  To settle all controversies regarding the Plan and Awards granted under it.

          (iv)  To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

           (v)  To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant's rights under his or her then-outstanding Award without his or her written consent.

          (vi)  To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9.(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair that Participant's rights under an outstanding Award without his or her written consent.

         (vii)  To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding "incentive stock options" or (C) Rule 16b-3.

        (viii)  To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards. Except with respect to amendments that disqualify or impair the status of an Incentive Stock Option or as otherwise provided in the Plan or an Award Agreement, no amendment of an outstanding Award will materially impair that Participant's rights under his or her outstanding Award without his or her written consent. To be clear, unless prohibited by applicable law, the Board may amend the terms of an Award without the affected Participant's consent if necessary (A) to maintain the qualified status of the Award as an Incentive Stock Option, (B) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code, or (C) to comply with other applicable laws.

          (ix)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

           (x)  To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

          (xi)  To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash award and/or (6) award of other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

        (c)    Delegation to Committee.

          (i)    General.    The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

          (ii)    Section 162(m) and Rule 16b-3 Compliance.    The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

        (d)    Delegation to an Officer.    The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such rights and options, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13.(w)(iii) below.

        (e)    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.     SHARES SUBJECT TO THE PLAN.

        (a)    Share Reserve.    Subject to Section 9.(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 3,250,000 shares (the "Share Reserve"). In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1 of the year following the year in which the IPO Date occurs and ending on (and including) January 1, 2022, in an amount equal to 3.8% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve in this Section 3.(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3.(a) does not limit the granting of Stock Awards except as provided in Section 7.(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

        (b)    Reversion of Shares to the Share Reserve.    If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

        (c)    Incentive Stock Option Limit.    Subject to the provisions of Section 9.(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 50,000,000 shares of Common Stock.

        (d)    Section 162(m) Limitations.    Subject to the provisions of Section 9.(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code: (i) a maximum of 2,000,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year, (ii) a maximum of 2,000,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals) and (iii) a maximum of $2,000,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

        (e)    Source of Shares.    The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.     ELIGIBILITY.

        (a)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to employees of the Company or a "parent corporation" or "subsidiary corporation" thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any "parent" of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as "service recipient stock" under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in connection with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in connection with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

        (b)    Ten Percent Stockholders.    A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.     PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

        Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award

Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

        (a)    Term.    Subject to the provisions of Section 4.(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

        (b)    Exercise Price.    Subject to the provisions of Section 4.(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

        (c)    Purchase Price for Options.    The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

            (i)  by cash, check, bank draft or money order payable to the Company;

           (ii)  pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

         (iii)  by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

          (iv)  if an option is a Nonstatutory Stock Option, by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the "net exercise," (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

           (v)  in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

        (d)    Exercise and Payment of a SAR.    To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the strike price. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

        (e)    Transferability of Options and SARs.    The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

          (i)    Restrictions on Transfer.    An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

          (ii)    Domestic Relations Orders.    Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order or official marital settlement agreement. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

          (iii)    Beneficiary Designation.    Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant's estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

        (f)    Vesting Generally.    The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5.(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

        (g)    Termination of Continuous Service.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates (other than for Cause and other than upon the Participant's death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant's Continuous Service and (ii) the expiration of the term of the Option or SAR as set forth in the Award

Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR will terminate.

        (h)    Extension of Termination Date.    If the exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause and other than upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) after the termination of the Participant's Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant's Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant's Continuous Service (other than for Cause) would violate the Company's insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant's Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company's insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

        (i)    Disability of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant's Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

        (j)    Death of Participant.    Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant's Continuous Service terminates as a result of the Participant's death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant's Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant's estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant's death, but only within the period ending on the earlier of (i) the date 18 months following the date of death and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant's death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.

        (k)    Termination for Cause.    Except as explicitly provided otherwise in a Participant's Award Agreement, if a Participant's Continuous Service is terminated for Cause, the Option or SAR will terminate upon the date on which the event giving rise to the termination for Cause first occurred, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date on which the event giving rise to the termination for Cause first occurred (or, if required by law, the date of termination of Continuous Service).

        (l)    Non-Exempt Employees.    If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant's retirement (as such term may be defined in the Participant's Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee's regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

        (a)    Restricted Stock Awards.    Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company's bylaws, at the Board's election, shares of Common Stock may be (x) held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

          (ii)    Vesting.    Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

          (iii)    Termination of Participant's Continuous Service.    If a Participant's Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

          (iv)    Transferability.    Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

          (v)    Dividends.    A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

        (b)    Restricted Stock Unit Awards.    Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

          (i)    Consideration.    At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

          (ii)    Vesting.    At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

          (iii)    Payment.    A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

          (iv)    Additional Restrictions.    At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

          (v)    Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

          (vi)    Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

        (c)    Performance Awards.

          (i)    Performance Stock Awards.    A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, vest or exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

          (ii)    Performance Cash Awards.    A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

          (iii)    Section 162(m) Compliance.    Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Award intended to qualify as "performance-based compensation" thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, and (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

        (d)    Other Stock Awards.    Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.     COVENANTS OF THE COMPANY.

        (a)    Availability of Shares.    The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

        (b)    Securities Law Compliance.    The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

        (c)    No Obligation to Notify or Minimize Taxes.    The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.     MISCELLANEOUS.

        (a)    Use of Proceeds from Sales of Common Stock.    Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

        (b)    Corporate Action Constituting Grant of Stock Awards.    Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

        (c)    Stockholder Rights.    No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

        (d)    No Employment or Other Service Rights.    Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (e)    Change in Time Commitment.    In the event a Participant's regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced.

        (f)    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with the rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

        (g)    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (h)    Withholding Obligations.    Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

        (i)    Electronic Delivery.    Any reference herein to a "written" agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company's intranet.

        (j)    Deferrals.    To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant's termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

        (k)    Compliance with Section 409A.    Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes "deferred compensation" under Section 409A of the Code is a "specified employee" for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a "separation from service" (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant's "separation from service" or, if earlier, the date of the Participant's death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

        (l)    Clawback/Recovery.    All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause.

9.     ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

        (a)    Capitalization Adjustments.    In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3.(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3.(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3.(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

        (b)    Dissolution or Liquidation.    Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

        (c)    Corporate Transaction.    The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

            (i)  arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

           (ii)  arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company);

         (iii)  accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board will determine (or, if the Board will not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

          (iv)  arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

           (v)  cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

          (vi)  make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

        The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants.

        (d)    Change in Control.    A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.   PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.

        The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board (the "Adoption Date"), or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.   EXISTENCE OF THE PLAN; TIMING OF FIRST GRANT OR EXERCISE.

        The Plan will come into existence on the Adoption Date; provided, however, no Award may be granted prior to the IPO Date (that is, the Effective Date). In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.

12.   CHOICE OF LAW.

        The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state's conflict of laws rules.

13.    DEFINITIONS.    As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

          (a)   "Affiliate" means, at the time of determination, any "parent" or "subsidiary" of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.

          (b)   "Award" means a Stock Award or a Performance Cash Award.

          (c)   "Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

          (d)   "Board" means the Board of Directors of the Company.

          (e)   "Capitalization Adjustment" means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

          (f)    "Cause" means the occurrence of any one or more of the following: (i) the Participant's commission of any crime involving fraud, dishonesty or moral turpitude; (ii) the Participant's attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (iii) the Participant's intentional, material violation of any contract or agreement between the Participant and the Company or any statutory duty that the Participant owes to the Company; or (iv) the Participant's conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company; provided, however, that the action or conduct described in clauses (iii) and (iv) above will constitute "Cause" only if such action or conduct continues after the Company has provided the Participant with written notice thereof and thirty (30) days to cure the same.

          (g)   "Change in Control" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

              (i)  any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company;

    (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company's securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities; or (C) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

             (ii)  there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

           (iii)  there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

            (iv)  individuals who, on the date the Plan is adopted by the Board, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

          For purposes of determining voting power under the term Change in Control, voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares. In addition, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the term Change in Control will not include a change in the voting power of any one or more stockholders as a result of the conversion of any class of the Company's securities into another class of the Company's securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company's Amended and Restated Certificate of Incorporation, and (C) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a "change in the ownership or effective control of" the Company or "a change in the ownership of a substantial portion of the assets of" the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant's consent, amend the definition of "Change in Control" to conform to the definition of "Change in Control" under Section 409A of the Code, and the regulations thereunder.

          (h)   "Code" means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

          (i)    "Committee" means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2.(c).

          (j)    "Common Stock" means, as of the IPO Date, the common stock of the Company, having one vote per share.

          (k)   "Company" means Millennial Media, Inc., a Delaware corporation.

          (l)    "Consultant" means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a "Consultant" for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company's securities to such person.

          (m)  "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, will not terminate a Participant's Continuous Service ; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant's Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of "separation from service" as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

          (n)   "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

              (i)  the consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

             (ii)  the consummation of a sale or other disposition of at least 50% of the outstanding securities of the Company;

           (iii)  the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

            (iv)  the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

          To the extent required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such transaction is not also a "change in the ownership or effective control of" the Company or "a change in the ownership of a substantial portion of the assets of" the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

          (o)   "Covered Employee" will have the meaning provided in Section 162(m)(3) of the Code.

          (p)   "Director" means a member of the Board.

          (q)   "Disability" means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

          (r)   "Effective Date" means the IPO Date.

          (s)   "Employee" means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an "Employee" for purposes of the Plan.

          (t)    "Entity" means a corporation, partnership, limited liability company or other entity.

          (u)   "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (v)   "Exchange Act Person" means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

          (w)  "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

             (ii)  Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

           (iii)  In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

          (x)   "Incentive Stock Option" means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code.

          (y)   "IPO Date" means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

          (z)   "Non-Employee Director" means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

          (aa) "Nonstatutory Stock Option" means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

          (bb) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

          (cc) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

          (dd) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

          (ee) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

          (ff)  "Other Stock Award" means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6.(d).

          (gg) "Other Stock Award Agreement" means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

          (hh) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation," and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

          (ii)   "Own," "Owned," "Owner," "Ownership" A person or Entity will be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

          (jj)  "Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

          (kk) "Performance Cash Award" means an award of cash granted pursuant to the terms and conditions of Section 6.(c)(ii).

          (ll)   "Performance Criteria" means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder's equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) employee retention; (xxx) stockholders' equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; and (xxxviii) and to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

          (mm)  "Performance Goals" means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company's bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

          (nn) "Performance Period" means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

          (oo) "Performance Stock Award" means a Stock Award granted under the terms and conditions of Section 6.(c)(i).

          (pp) "Plan" means this Millennial Media, Inc. 2012 Equity Incentive Plan.

          (qq) "Restricted Stock Award" means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6.(a).

          (rr)  "Restricted Stock Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

          (ss) "Restricted Stock Unit Award" means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6.(b).

          (tt)  "Restricted Stock Unit Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

          (uu) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

          (vv) "Securities Act" means the Securities Act of 1933, as amended.

          (ww)  "Stock Appreciation Right" or "SAR" means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

          (xx) "Stock Appreciation Right Agreement" means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

          (yy) "Stock Award" means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

          (zz) "Stock Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

          (aaa)  "Subsidiary" means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

          (bbb)  "Ten Percent Stockholder" means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

 Amendment No. 1 to the
MILLENNIAL MEDIA, INC.
2012 Equity Incentive Plan

        WHEREAS, Millennial Media, Inc., a corporation organized under the laws of the State of Delaware (the "Company") established the Company's 2012 Equity Incentive Plan (the "Plan") by an original instrument adopted by the Company on March 2, 2012; and

        WHEREAS, the Company now wishes to amend the Plan to increase the number of shares of the Company's common stock authorized for issuance thereunder.

        NOW, THEREFORE, effective immediately, the Plan is amended as follows:

I.     SECTION 3(a), "SHARE RESERVE" IS AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

        (a)    Share Reserve.    Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, as of the effective date of Amendment No. 1 to the Plan, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 13,298,918 shares (the "Share Reserve").(1) In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1 of the year following the year in which the IPO Date occurs and ending on (and including) January 1, 2022, in an amount equal to 3.8% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

        In all other respects the Plan remains the same.

(1)
The Plan's original share reserve on the date of its adoption was 3,250,000 shares. As a result of the January 1, 2013 and January 1, 2014 annual evergreen increases (each in the amount of 3.8% of the total issued and outstanding shares of Common Stock as of the immediately preceding December 31) there were a total of 10,298,918 shares of Common Stock reserved for issuance before this Amendment. This Amendment results in an additional 3,000,000 shares being added to the share reserve.

        IN WITNESS WHEREOF, the Company has caused this Amendment No. 1 to the Plan to be executed this      day of                         , 2014.

MILLENNIAL MEDIA, INC.
By:
Name:
Title:

ANNUAL MEETING OF STOCKHOLDERS OF MILLENNIAL MEDIA, INC. May 29, 2014 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17552 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect two (2) directors to the Board of Directors of the Company to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified. O Robert P. Goodman O Patrick Kerins 2. Approval of Amendment No. 1 to the Company’s 2012 Equity Incentive Plan. 3. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2014. 4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof. THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE NOMINEES, FOR PROPOSAL 2, FOR PROPOSAL 3, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20230300000000000000 4 052914 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. FOR AGAINST ABSTAIN

0 14475 MILLENNIAL MEDIA, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2014 The undersigned stockholder of Millennial Media, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement with respect to the Annual Meeting of Stockholders of Millennial Media, Inc. to be held at The Renaissance New York Times Square Hotel, 714 Seventh Avenue, New York, New York 10036 on May 29, 2014, at 10:00 a.m., and hereby appoint Michael G. Barrett and Michael B. Avon, and each of them, proxies and attorneys-in-fact, each with power of substitution and revocation, and each with all powers that the undersigned would possess if personally present, to vote the Millennial Media, Inc. Common Stock of the undersigned at such meeting and any postponements or adjournments of such meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting (and any such postponements or adjournments). (Continued and to be signed on the reverse side.)

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect two (2) directors to the Board of Directors of the Company to serve until the 2017 Annual Meeting of Stockholders and until their successors are duly elected and qualified. O Robert P. Goodman O Patrick Kerins 2. Approval of Amendment No. 1 to the Company’s 2012 Equity Incentive Plan. 3. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2014. 4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof. THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE NOMINEES, FOR PROPOSAL 2, FOR PROPOSAL 3, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF MILLENNIAL MEDIA, INC. May 29, 2014 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20230300000000000000 4 052914 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at are available at are available at http://www.astproxyportal.com/ast/17552 FOR AGAINST ABSTAIN

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NAMED NOMINEE
BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE
PROPOSAL 2 APPROVAL OF AMENDMENT NO. 1 TO THE 2012 EQUITY INCENTIVE PLAN
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
PROPOSAL 3 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2013
DIRECTOR COMPENSATION FOR YEAR ENDED DECEMBER 31, 2013
TRANSACTIONS WITH RELATED PERSONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
MILLENNIAL MEDIA, INC. 2012 EQUITY INCENTIVE PLAN ADOPTED BY THE BOARD OF DIRECTORS: MARCH 2, 2012 APPROVED BY THE STOCKHOLDERS: MARCH 14, 2012 IPO DATE/EFFECTIVE DATE: MARCH 28, 2012
Amendment No. 1 to the MILLENNIAL MEDIA, INC. 2012 Equity Incentive Plan